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Allianz Funds Multi-Strategy Trust

1345 Avenue of the Americas

New York, New York 10105

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ALLIANZ FUNDS MULTI-STRATEGY TRUST

1345 Avenue of the Americas

New York, New York 10105

For proxy information, please call 1-866-615-7869

For account information, please call:

1-800-498-5413 (Institutional Class, Class P and Administrative Class Shares)

1-800-426-0107 (Class A, B, C, D and R Shares)

Dear Allianz Funds Multi-Strategy Trust Shareholder:

On behalf of the Board of Trustees of Allianz Funds Multi-Strategy Trust (the “Trust”), we are pleased to invite you to a special meeting of the shareholders of the Trust to be held at 11:30 a.m., Eastern time, on September 14, 2010, at the offices of Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, 49th Floor, New York, New York, 10105.

As discussed in more detail in the enclosed Proxy Statement, you will be asked to approve the following proposal:

•	Election of eight Trustees of the Trust. Seven nominees are currently Trustees of the Trust.

Your vote is important

After considering the matter, the Nominating Committee of your Board of Trustees unanimously nominated each of the proposed candidates for election and your Board of Trustees unanimously voted to recommend that shareholders of the Trust and each of its series vote in favor of the proposal, as more fully described in the accompanying Proxy Statement. Now it is your turn to review the proposal and vote. For more information about the issues requiring your vote, please refer to the accompanying Proxy Statement.

No matter how many shares you own, your timely vote is important. If you are not available to attend the meeting, then please promptly complete, sign, date and return the enclosed proxy card(s) or give your voting instructions by telephone or via the Internet in order to avoid the expense of additional mailings or the expense of having to retain Broadridge Financial Solutions, Inc. (“Broadridge”) to make telephone calls to remind you to vote. If you vote by telephone or via the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card. This code is designed to confirm your identity, provide access to the voting site and confirm that your instructions are properly recorded. If you have any questions regarding the Proxy Statement, please call Broadridge at 1-866-615-7869.

Thank you in advance for your participation in this important event.

Sincerely,

Thomas J. Fuccillo Secretary

ALLIANZ FUNDS MULTI-STRATEGY FUNDS

1345 Avenue of the Americas

New York, NY 10105

Allianz RCM All Horizons Fund	Allianz NACM Small to Mid Cap Growth Fund*

Allianz RCM China Equity Fund	Allianz NACM Ultra Micro Cap Fund*

Allianz RCM Disciplined Equity Fund	Allianz NFJ Global Dividend Value Fund

Allianz RCM Global EcoTrendssm Fund	Allianz Global Investors Solutions Core Allocation Fund

Allianz RCM Global Water Fund	Allianz Global Investors Solutions Growth Allocation Fund

Allianz RCM International Opportunities Fund	Allianz Global Investors Solutions Retirement Income Fund

Allianz NACM Convertible Fund*	Allianz Global Investors Solutions 2015 Fund

Allianz NACM Emerging Growth Fund*	Allianz Global Investors Solutions 2020 Fund

Allianz NACM High Yield Bond Fund*	Allianz Global Investors Solutions 2030 Fund

Allianz NACM International Growth Fund*	Allianz Global Investors Solutions 2040 Fund

Allianz NACM International Growth Opportunities Fund*	Allianz Global Investors Solutions 2050 Fund

Allianz NACM Micro Cap Fund*

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 14, 2010

To the Shareholders of the above-referenced series of Allianz Funds Multi-Strategy Trust:

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of the series of Allianz Funds Multi-Strategy Trust (the “Trust”) listed above (each, a “Fund” and together, the “Funds”) will be held on September 14, 2010, at 11:30 a.m., Eastern time, at the offices of Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, 49th Floor, New York, New York 10105, for the following purposes:

1. To be voted on by all shareholders of the Trust and each Fund, voting together: To elect Trustees of the Trust, as described in Section I of the attached Proxy Statement.

2. To consider and act upon such other matters as may properly come before the Meeting and any adjourned or postponed session thereof.

The Board of Trustees of the Trust has fixed the close of business on July 16, 2010 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof. The enclosed proxy is being solicited on behalf of the Board of Trustees of the Trust.

July 30, 2010

By order of the Board of Trustees

Thomas J. Fuccillo Secretary

*	On or about August 25, 2010, the Fund’s name will change to: Allianz AGIC Convertible Fund, Allianz AGIC Emerging Growth Fund, Allianz AGIC High Yield Bond Fund, Allianz AGIC International Growth Fund, Allianz AGIC International Growth Opportunities Fund, Allianz AGIC Micro Cap Fund, Allianz AGIC Small to Mid Cap Growth Fund and Allianz AGIC Ultra Micro Cap Fund, respectively.

YOUR VOTE IS IMPORTANT

It is important that your shares be represented at the Meeting in person or by proxy, no matter how many shares you own. If you do not expect to attend the Meeting, please complete, date, sign and return the enclosed proxy card in the accompanying postage-prepaid envelope or give your voting instructions by telephone or via the Internet. Please submit your proxy card or give your voting instructions promptly in order to save the Funds any additional costs of further proxy solicitations and in order for the Meeting to be held as scheduled.

ALLIANZ FUNDS MULTI-STRATEGY TRUST

1345 Avenue of the Americas

New York, NY 10105

IMPORTANT NOTICE REGARDING THE AVAILABLITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 14, 2010

The 2010 Proxy Statement and the Annual Report to shareholders for the fiscal year ended November 30, 2009 for Allianz Funds Multi-Strategy Trust are also available at www.proxyvote.com.

PROXY STATEMENT

Allianz RCM All Horizons Fund	Allianz NACM Small to Mid Cap Growth Fund*

Allianz RCM China Equity Fund	Allianz NACM Ultra Micro Cap Fund*

Allianz RCM Disciplined Equity Fund	Allianz NFJ Global Dividend Value Fund

Allianz RCM Global EcoTrendssm Fund	Allianz Global Investors Solutions Core Allocation Fund

Allianz RCM Global Water Fund	Allianz Global Investors Solutions Growth Allocation Fund

Allianz RCM International Opportunities Fund	Allianz Global Investors Solutions Retirement Income Fund

Allianz NACM Convertible Fund*	Allianz Global Investors Solutions 2015 Fund

Allianz NACM Emerging Growth Fund*	Allianz Global Investors Solutions 2020 Fund

Allianz NACM High Yield Bond Fund*	Allianz Global Investors Solutions 2030 Fund

Allianz NACM International Growth Fund*	Allianz Global Investors Solutions 2040 Fund

Allianz NACM International Growth Opportunities Fund*	Allianz Global Investors Solutions 2050 Fund

Allianz NACM Micro Cap Fund*

The Board of Trustees (the “Board” or “Trustees”) of Allianz Funds Multi-Strategy Trust (the “Trust”) is soliciting proxies from the shareholders of each series of the Trust listed above (each, a “Fund” and, together, the “Funds”) in connection with a special meeting (the “Meeting”) of shareholders of the Funds to be held at 11:30 a.m., Eastern time, on September 14, 2010 at the offices of Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, 49th Floor, New York, New York 10105. The Notice of the Meeting, this Proxy Statement and the enclosed proxy card are being sent to shareholders of record as of July 16, 2010 (the “Record Date”) beginning on or about July 30, 2010. Upon request and without charge, the Funds will furnish each person to whom this Proxy Statement is delivered with a copy of the Funds’ latest annual reports to shareholders. To request one or more reports, please call 1-800-498-5413 (for Institutional Class, Class P and Administrative Class), or 1-800-426-0107 (for Classes A, B, C, D and R), or write to the Trust at the address appearing above.

The Meeting is being called for the following purposes: (1) to elect Trustees of the Trust, and (2) to transact such other business as may properly come before the Meeting or any postponement or adjournment thereof.

*	On or about August 25, 2010, the Fund’s name will change to: Allianz AGIC Convertible Fund, Allianz AGIC Emerging Growth Fund, Allianz AGIC High Yield Bond Fund, Allianz AGIC International Growth Fund, Allianz AGIC International Growth Opportunities Fund, Allianz AGIC Micro Cap Fund, Allianz AGIC Small to Mid Cap Growth Fund and Allianz AGIC Ultra Micro Cap Fund, respectively.

Section I of this Proxy Statement contains information relating to the proposal to elect Trustees of the Trust. Section II contains additional background information about the Trust, its investment adviser, Allianz Global Investors Fund Management LLC (“AGI Fund Management” or the “Manager”), and other matters. Section III contains general information about the Meeting and shareholder voting.

I. ELECTION OF A BOARD OF TRUSTEES

The Trust’s Board of Trustees proposes (i) that the following individuals, who are not currently “interested persons” of the Trust (the “Independent Trustees”) as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), be re-elected as Trustees of the Trust: Paul Belica, James A. Jacobson, Hans W. Kertess, William B. Ogden, IV and Alan Rappaport; (ii) that the following “interested person” (defined as noted above) be re-elected as Trustees of the Trust: John C. Maney; and (iii) that the following individual, who is not currently a Trustee or an “interested person” of the Trust (defined as noted above), be elected as a Trustee of the Trust: Bradford K. Gallagher (each, a “Nominee” and together, the “Nominees”), such elections to be effective immediately following their election by shareholders.

The Board of Trustees is currently composed of seven Trustees, six of whom are Independent Trustees and one of whom is an “interested person” of the Trust (the “Interested Trustee”). Effective July 31, 2010, Mr. Sullivan will retire as a Trustee of the Board of the Trust. If all of the Nominees are approved by shareholders, the Board will consist of eight Trustees, one of whom will be an Interested Trustee and seven of whom will be Independent Trustees.

At a meeting held on June 22, 2010, the Nominating Committee of the Board of Trustees of the Trust, the voting members of which are Independent Trustees, nominated each of the current Trustees on the Board to stand for re-election by shareholders and nominated Bradford K. Gallagher as a new Trustee to be elected by shareholders, and the Board of Trustees determined to nominate such current Trustees, along with Bradford K. Gallagher, for election by shareholders at the Meeting.

The Trust’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) does not provide for the annual election of Trustees. However, in accordance with the 1940 Act, (i) the Trust will hold a shareholders’ meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders; and (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders.

Trustees and Officers

The business of the Trust is managed under the direction of the Trust’s Board of Trustees. Subject to the provisions of the Trust’s Declaration of Trust, its By-Laws and the laws of the Commonwealth of Massachusetts, the Trustees have all powers necessary and convenient to carry out this responsibility, including the election and removal of the Trust’s officers.

Board Leadership Structure—The Trust’s Board of Trustees currently consists of seven Trustees, six of whom are Independent Trustees. If all the Nominees are approved by shareholders, the Board will consist of eight Trustees, seven of whom will be Independent Trustees. An Independent Trustee serves as Chairman of the Trustees and is selected by vote of the majority of the Independent Trustees. The Chairman of the Trustees presides at meetings of the Board and acts as a liaison with service providers, officers, attorneys and other Trustees generally between meetings, and performs such other functions as may be requested by the Board from time to time.

The Board of Trustees meets regularly four times each year to discuss and consider matters concerning the Trust and the Funds, and also holds special meetings to address matters arising between regular meetings. The Independent Trustees regularly meet outside the presence of Trust management and are advised by independent legal counsel. Regular meetings generally take place in-person; other meetings may take place in-person or by telephone.

The Board of Trustees has established four standing Committees to facilitate the Trustees’ oversight of the management of the Trust: the Audit Oversight Committee, the Nominating Committee, the Valuation Committee

and the Compensation Committee. The functions and role of each Committee are described below under “Committees of the Board of Trustees.” The membership of each Committee consists of all of the Independent Trustees, which the Board believes allows them to participate in the full range of the Board’s oversight duties.

The Board reviews its leadership structure periodically and has determined that this leadership structure, including an Independent Chairman, a supermajority of Independent Trustees and Committee membership limited to Independent Trustees, is appropriate in light of the characteristics and circumstances of the Trust. In reaching this conclusion, the Board considered, among other things, the predominant role of the Manager and the investment management firms that sub-advise Funds on behalf of the Manager (each, a “Sub-Adviser” and together, the “Sub-Advisers”) in the day-to-day management of Fund affairs, the extent to which the work of the Board is conducted through the Committees, the number of Funds that comprise the Trust, the variety of asset classes offered by the Trust, the net assets of each Fund and the Trust, and the investment advisory, administration, distribution and other service arrangements of each Fund and the Trust. The Board also believes that its structure, including the presence of one Trustee who is an executive with various Manager-affiliated entities, facilitates an efficient flow of information concerning the management of the Trust to the Independent Trustees.

Risk Oversight—Each of the Funds has retained the Manager and the applicable Sub-Adviser to provide investment advisory services, and, in the case of the Manager, administrative services, and these service providers are principally responsible for the management of risks that may arise from Fund investments and operations. Some employees of the Manager serve as the Trust’s officers, including the Trust’s principal executive officer and principal financial and accounting officer. The Board oversees the performance of these functions by the Manager and Sub-Advisers, both directly and through the Committee structure it has established. The Board receives from the Manager and Sub-Advisers a wide range of reports, both on a regular and as-needed basis, relating to the Funds’ activities and to the actual and potential risks of the Funds and the Trust as a whole. These include reports on investment risks, compliance with applicable laws, and the Funds’ financial accounting and reporting. The Board also regularly receives, from the Funds’ principal underwriter, reports regarding the distribution, sale and marketing of the Funds’ shares, as well as related risks. In addition, the Board meets periodically with the individual portfolio managers of the Funds to receive reports regarding the portfolio management of the Funds and their performance, including their investment risks.

In addition, the Board has appointed a Chief Compliance Officer (“CCO”). The CCO oversees the development of compliance policies and procedures that are reasonably designed to minimize the risk of violations of the federal securities laws (“Compliance Policies”). The CCO reports directly to the Independent Trustees, and provides presentations to the Board at its quarterly meetings and an annual report on the application of the Compliance Policies. The Board periodically discusses relevant risks affecting the Trust with the CCO at these meetings. The Board has approved the Compliance Policies and reviews the CCO’s reports. Further, the Board annually reviews the sufficiency of the Compliance Policies, as well as the appointment and compensation of the CCO.

Information about Nominees

Information about the Nominees is presented below. The information is listed separately for (i) the Nominee who is an Interested Trustee and (ii) the Nominees who are or would be Independent Trustees. Except as shown, each Nominee’s principal occupation and business experience for the last five years have been with the employer(s) indicated, although in some cases the Nominee may have held different positions with such employer(s). Unless otherwise indicated, the business address of the persons listed below is 1345 Avenue of the Americas, New York, New York 10105.

Interested Trustee Nominee

Name, Address, and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee or Nominee for Trustee
John C. Maney** 680 Newport Center Drive, Suite 250, Newport Beach, CA 92660 8/3/1959	Trustee	3/2008 to present	Management Board of Allianz Global Investors Fund Management LLC; Management Board and Managing Director of Allianz Global Investors of America L.P. (since January 2005) and also Chief Operating Officer of Allianz Global Investors of America L.P. (since November 2006).	81	None

*	The term “Fund Complex” as used in this Proxy Statement includes each Fund of the Trust and the following registered investment companies: each series of Allianz Funds, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PIMCO Corporate Income Fund, PIMCO Corporate Opportunity Fund, PIMCO High Income Fund, Nicholas-Applegate Convertible & Income Fund, Nicholas-Applegate Convertible & Income Fund II, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, NFJ Dividend, Interest and Premium Strategy Fund, Nicholas-Applegate International and Premium Strategy Fund, PIMCO Global StocksPLUS & Income Fund, Nicholas-Applegate Equity & Convertible Income Fund, Nicholas-Applegate Global Equity & Convertible Income Fund, PIMCO Income Opportunity Fund, PCM Fund Inc., PIMCO Strategic Global Government Fund Inc. and each series of Allianz Global Investors Managed Accounts Trust.
**	Mr. Maney is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to his affiliation with Allianz Global Investors of America L.P. In addition to Mr. Maney’s positions set forth in the table above, he holds the following positions with affiliated persons: Management Board, Managing Director and Chief Operating Officer of Allianz Global Investors of America LLC; Member—Board of Directors and Chief Operating Officer of Allianz Global Investors of America Holdings Inc. and Oppenheimer Group, Inc.; Managing Director and Chief Operating Officer of Allianz Global Investors NY Holdings LLC; Management Board and Managing Director of Allianz Global Investors U.S. Holding LLC; Managing Director and Chief Operating Officer of Allianz Hedge Fund Partners Holding L.P. and Allianz Global Investors U.S. Retail LLC; Member—Board of Directors and Managing Director of Allianz Global Investors Advertising Agency Inc.; Compensation Committee of NFJ Investment Group LLC; Management Board of Nicholas-Applegate Holdings LLC; Member—Board of Directors and Chief Operating Officer of PIMCO Global Advisors (Resources) Limited; Executive Vice President of PIMCO Japan Ltd.; Chief Operating Officer of Allianz Global Investors U.S. Holding II LLC; and Member and Chairman—Board of Directors, President and Chief Operating Officer of PFP Holdings, Inc. and Managing Director of Allianz Global Investors Capital LLC.

Independent Trustee Nominees

Name, Address, and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee or Nominee for Trustee
Paul Belica 9/27/1921	Trustee	3/2008 to present	Retired. Formerly Director, Student Loan Finance Corp., Education Loans, Inc., Goal Funding, Inc., Goal Funding II, Inc. and Surety Loan Fund, Inc. Formerly, Manager of Stratigos Fund LLC, Whistler Fund LLC, Xanthus Fund LLC & Wynstone Fund LLC.	52	None

Bradford K. Gallagher 2/28/1944	Nominee	Nominee	Founder, Spyglass Investments LLC, a private investment vehicle (since 2001); Founder, President and CEO of Cypress Holding Company and Cypress Tree Investment Management Company (since 1995); Trustee, The Common Fund (since 2005); Chairman and Trustee of Grail Advisors ETF Trust (since 2009); Director, Anchor Point Inc. (since 1995); Chairman and Trustee, Atlantic Maritime Heritage Foundation (since 2007); Director, Shielding Technology Inc. (since 2006); Formerly, Trustee of Nicholas-Applegate Institutional Funds (2007-2010).	N/A	Trustee, Grail Advisors ETF Trust consisting of 9 portfolios (since 2009).

Name, Address, and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee or Nominee for Trustee
James A. Jacobson 2/3/1945	Trustee	12/2009 to present	Retired. Formerly, Vice Chairman and Managing Director of Spear, Leeds & Kellogg Specialists LLC, specialist firm on the New York Stock Exchange.	47	Trustee, Alpine Mutual Funds Complex consisting of 16 funds

Hans W. Kertess 7/12/1939	Trustee	3/2008 to present	President, H. Kertess & Co., a financial advisory company. Formerly, Managing Director, Royal Bank of Canada Capital Markets.	52	None

William B. Ogden, IV 1/11/1945	Trustee	3/2008 to present	Asset Management Industry Consultant. Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.	52	None

Alan Rappaport 3/13/1953	Trustee	6/2010 to present	Vice Chairman, Roundtable Investment Partners (since 2009); Chairman (formerly President), Private Bank of Bank of America; Vice Chairman, US Trust (2001-2008) .	47	None

The term of office of each person elected as Trustee will be until his or her successor is elected and qualified. Each of the Nominees has agreed to serve as a Trustee if elected. If any of the Nominees should be unavailable for election at the time of the Meeting (which is not presently anticipated), the persons named as proxy may vote for other persons in their discretion, or the Trustees may vote to fix the number of Trustees at fewer than eight.

Trustee Qualifications—The Board has determined that each Trustee should continue to serve as a Trustee with the exception of Mr. Sullivan due to his expected retirement on July 31, 2010, and that Mr. Gallagher should be elected to serve as a Trustee, based on several factors (none of which alone is decisive). With the exception of Mr. Jacobson (who became a Board member in December 2009), Mr. Rappaport (who became a Board member effective June 2010), and Mr. Gallagher (who has been nominated as a Trustee to be elected by shareholders), each Trustee has served in such role since the Trust’s inception and is intimately familiar with the Trust’s business and service provider arrangements, and has also served for several years as trustee/director to a number of other investment companies advised by the Manager and its affiliates. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with other members of the Board; (iii) the individual’s prior experience, if any, serving on the boards of public companies (including, where relevant, other investment companies) and other complex enterprises and organizations; and (iv) how the individual’s skills, experiences and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

In respect of each Trustee, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Funds, were a significant factor in the determination that the individual should serve as a Trustee of the Trust. Following is a summary of various qualifications, experiences and skills of each Trustee (in addition to business experience during the past five years set forth in the table above) that contributed to the Board’s conclusion that an individual should serve on the Board:

Paul Belica—Mr. Belica has substantial executive and board experience in the financial services and investment management industries. He served as director to several other investment companies. Having served as Director, Senior Vice President and Managing Director of Smith Barney, Harris Upham & Co, he provides the Trust with significant financial expertise and serves as the Audit Oversight Committee’s Chair and has been determined by the Board to be an “audit committee financial expert.” He also brings significant public sector experience, having served as Chairman of the State of New York Mortgage Agency and as executive director of several related public authorities.

Bradford K. Gallagher—Mr. Gallagher has substantial executive and board experience in the financial services and investment management industries. He has served as director to several other investment companies. Having served on the Operating Committee of Fidelity Investments and as a Managing Director and President of Fidelity Investments Institutional Services Company, he provides the Trust with significant asset management industry expertise. He also brings significant securities industry experience, having served as a developer and founder of several enterprises and private investment vehicles.

James A. Jacobson—Mr. Jacobson has substantial executive and board experience in the financial services industry. He served for more than 15 years as a senior executive at a New York Stock Exchange (“NYSE”) specialist firm. He has also served on the NYSE Board of Directors, including terms as Vice Chair. As such, he provides significant expertise on matters relating to portfolio brokerage and trade execution. He has expertise in investment company matters through his service as a trustee of another fund family. Mr. Jacobson also provides the Trust with significant financial expertise and has been determined by the Board to be an “audit committee financial expert.” It is anticipated that Mr. Jacobson will take over as the Audit Oversight Committee Chairman as of September 21, 2010.

Hans W. Kertess—Mr. Kertess has substantial executive experience in the investment management industry. He is the president of a financial advisory company, H. Kertess & Co., and formerly served as a Managing Director of Royal Bank of Canada Capital Markets. He has significant expertise in the investment banking industry.

John C. Maney—Mr. Maney has substantial executive and board experience in the investment management industry. He has served in a variety of senior-level positions with investment advisory firms affiliated with the Manager. Because of his familiarity with the Manager and its affiliated entities, he serves as an important information resource for the Independent Trustees and as a facilitator of communication with the Manager.

William B. Ogden, IV—Mr. Ogden has substantial senior executive experience in the investment banking industry. He served as Managing Director at Citigroup, where he established and led the firm’s efforts to raise capital for and provide mergers and acquisition advisory services to asset managers and investment advisers. He also has significant expertise with fund products through his senior-level responsibility for originating and underwriting a broad variety of such products.

Alan Rappaport—Mr. Rappaport has substantial senior executive experience in the banking industry. He formerly served as Chairman and President of the private banking division of Bank of America and as Vice Chairman of U.S. Trust. He is currently the Vice Chairman of an investment banking firm.

Committees of the Board of Trustees

Audit Oversight Committee. The Trust’s Board has established an Audit Oversight Committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Trust’s Audit Oversight Committee is currently composed of Messrs. Belica, Jacobson, Kertess, Ogden, Rappaport and Sullivan, each of whom is an Independent Trustee. Effective July 31, 2010, Mr. Sullivan will retire as a Trustee of the Board, and thus also as a member of the Audit Committee. Mr. Belica is the current Chairman of the Trust’s Audit Oversight Committee. It is anticipated that Mr. Jacobson will take over as the Audit Committee Chairman as of September 21, 2010 and that Mr. Gallagher will join the Audit Committee, if elected by shareholders, upon his election to the Board of Trustees.

The Trust’s Audit Oversight Committee provides oversight with respect to the internal and external accounting and auditing procedures of each Fund and, among other things, determines the selection of the independent registered public accounting firm for the Funds and considers the scope of the audit, approves all audit and permitted non-audit services proposed to be performed by the independent registered public accounting firm on behalf of the Funds, and services to be performed by the independent registered public accounting firm for certain affiliates, including the Manager, the applicable Sub-Adviser and entities in a control relationship with the Manager or the Sub-Advisers, that provide services to the Funds where the engagement relates directly to the operations and financial reporting of the Funds. The Audit Oversight Committee considers the possible effect of those services on the independence of the Funds’ independent registered public accounting firm.

Each member of the Trust’s Audit Oversight Committee is an Independent Trustee. The Audit Oversight Committee convened two times during the fiscal year ended November 30, 2009.

Nominating Committee. The Trust has a Nominating Committee currently composed of Messrs. Belica, Jacobson, Kertess, Ogden, Rappaport and Sullivan. Effective July 31, 2010, Mr. Sullivan will retire as a Trustee of the Board, and thus also as a member of the Nominating Committee. The Nominating Committee is responsible for reviewing and recommending qualified candidates to the Board in the event that a position is vacated or created or when Trustees are to be re-elected. Each member of the Nominating Committee is an Independent Trustee. It is anticipated that Mr. Gallagher will join the Nominating Committee, if elected by shareholders to the Board of Trustees. The Nominating Committee did not convene separately during the fiscal year ended November 30, 2009.

Qualifications, Evaluation and Identification of Trustee Nominees. The Nominating Committee of the Trust requires that Trustee candidates have a college degree or equivalent business experience. When evaluating candidates, the Nominating Committee may take into account a wide variety of factors including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate’s ability, judgment and expertise and (vi) overall Board composition. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following sources: (i) the Trust’s current Trustees, (ii) the Trust’s officers, (iii) the Funds’ shareholders and (iv) any other source the Committee deems to be appropriate. The Nominating Committee may, but is not required to, retain a third-party search firm at the Trust’s expense to identify potential candidates.

The Nominating Committee takes diversity of a particular nominee and overall diversity of the Board into account when considering and evaluating nominees for Trustee. While the Committee has not adopted a particular definition of diversity, when considering a nominee’s and the Board’s diversity, the Committee generally considers the manner in which each nominee’s professional experience, education, expertise in matters that are relevant to the oversight of the Funds (e.g., investment management, distribution, accounting, trading, compliance and legal), general leadership experience, and life experience are complementary and, as a whole, contribute to the ability of the Board to oversee the Funds.

Consideration of Candidates Recommended by Shareholders. The Nominating Committee will review and consider nominees recommended by shareholders to serve as Trustee, provided that the recommending shareholder follows the Procedures for Shareholders to Submit Nominee Candidates, which are set forth as Appendix A to the Trust’s Nominating Committee Charter and attached as Appendix A to this Proxy Statement. Among other requirements, these procedures provide that the recommending shareholder must submit any recommendation in writing to the Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust and that such submission must be received at such offices not less than 45 days nor more than 75 days prior to the date of the Board or shareholder meeting at which the nominee would be elected. Any recommendation must include certain biographical and other information regarding the candidate and the recommending shareholder, and must include a written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected. The foregoing description of the requirements is only a summary.

The Nominating Committee has full discretion to reject nominees recommended by shareholders, and there is no assurance that any such person properly recommended and considered by the Committee will be nominated for election to the Board of Trustees.

Valuation Committee. The Trust’s Valuation Committee is currently composed of Messrs. Belica, Jacobson, Kertess, Ogden, Rappaport and Sullivan, each of whom is an Independent Trustee. Effective July 31, 2010, Mr. Sullivan will retire as Trustee of the Board. The Valuation Committee has been delegated responsibility by the Trust’s Board of Trustees for overseeing determinations of the fair value of the Funds’ portfolio securities on behalf of the Board in accordance with the Funds’ valuation procedures. The Valuation Committee reviews and approves procedures for the fair valuation of the Funds’ portfolio securities and periodically reviews information from the Manager and the Sub-Advisers regarding fair value and liquidity determinations made pursuant to Board-approved procedures, and makes related recommendations to the full Board and assists the full Board in resolving particular fair valuation and other valuation matters. It is anticipated that Mr. Gallagher will join the Valuation Committee, if elected by shareholders to the Board of Trustees. The Valuation Committee convened three times separately during the fiscal year ended November 30, 2009.

Compensation Committee. The Trust’s Compensation Committee is currently composed of Messrs. Belica, Jacobson, Kertess, Ogden, Rappaport and Sullivan, each of whom is an Independent Trustee. Effective July 31, 2010, Mr. Sullivan will retire as Trustee of the Board. The Compensation Committee meets as the Board deems necessary to review and make recommendations regarding compensation payable to the Trustees of the Trust who are not directors, officers, partners or employees of the Manager, the Sub-Advisers or any entity controlling, controlled by or under common control with the Manager or the Sub-Advisers. It is anticipated that Mr. Gallagher will join the Compensation Committee, if elected by shareholders to the Board of Trustees. The Compensation Committee did not convene separately during the fiscal year ended November 30, 2009.

Securities Ownership

As of July 16, 2010, to the best of the knowledge of the Trust, in the aggregate the officers and Trustees of the Trust as a group beneficially owned less than 1% of the outstanding shares of each of the Funds and of the Trust as a whole, except that with respect to the Allianz Global Investors Solutions Core Allocation Fund, Trustees and officers of the Trust, as a group, owned 2.46% of Institutional Class shares of the Fund and with respect to the Allianz Global Investors Solutions Retirement Income Fund, Trustees and officers of the Trust, as a group, owned 5.59% of Institutional Class shares of the Fund.

For each Nominee, the following table discloses the dollar range of equity securities beneficially owned by the Nominee of each Fund in the Trust and, on an aggregate basis, in any registered investment companies overseen or to be overseen by the Nominee within the Trust’s family of investment companies, as of July 16, 2010. The dollar ranges used in the table are: (i) None; (ii) $1-$10,000; (iii) $10,001-$50,000; (iv) $50,001-$100,000; and (v) Over $100,000. The following table includes securities in which a Nominee holds an economic interest through the deferred compensation plan described below.

Name of Trustee or Nominee	Dollar Range of Equity Securities in Each Fund or Series Overseen or to be Overseen by the Trustee or Nominee	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen or to be Overseen by Trustee or Nominee in Family of Investment Companies*
Paul Belica	None	None
Bradford K. Gallagher	None	None
James A. Jacobson	None	None
Hans W. Kertess		Over $100,000
Allianz Global Investors Solutions Core Allocation Fund	Over $100,000
John C. Maney	None	Over $100,000
William B. Ogden, IV	None	None
Alan Rappaport	None	None
R. Peter Sullivan III**		$10,001 - $50,000
Allianz RCM Global EcoTrends Fund	$1-$10,000

*	The term “Family of Investment Companies” as used in this Proxy Statement includes each Fund of the Trust and the following registered investment companies: each series of Allianz Funds, each series of PIMCO Funds, each series of PIMCO Equity Series, PIMCO Global Advisors (Ireland) Limited, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PIMCO Corporate Income Fund, PIMCO Corporate Opportunity Fund, PIMCO High Income Fund, Nicholas-Applegate Convertible & Income Fund, Nicholas-Applegate Convertible & Income Fund II, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, NFJ Dividend, Interest and Premium Strategy Fund, Nicholas-Applegate International & Premium Strategy Fund, PIMCO Global StocksPLUS & Income Fund, Nicholas-Applegate Equity & Convertible Income Fund, Nicholas-Applegate Global Equity & Convertible Income Fund, PCM Fund, Inc., PIMCO Income Opportunity Fund, PIMCO Strategic Global Government Fund, Inc., each series of PIMCO Funds: Global Investors Series plc, each series of PIMCO Private Account Portfolio Series and each series of Allianz Global Investors Managed Accounts Trust.
**	Mr. Sullivan will resign from his position effective July 31, 2010.

The Independent Trustee Nominees and their immediate family members did not beneficially own any securities in an investment adviser or principal underwriter of the Trust, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Trust, as of July 16, 2010.

Trustees’ Compensation

Each of the Independent Trustees (except for Mr. Gallagher) also serves as a trustee of PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income

Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund III, Nicholas-Applegate Convertible & Income Fund, Nicholas-Applegate Convertible & Income Fund II, PIMCO Corporate Opportunity Fund, PIMCO High Income Fund, PIMCO Corporate Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, NFJ Dividend, Interest & Premium Strategy Fund, Nicholas-Applegate International & Premium Strategy Fund, Nicholas-Applegate Equity & Convertible Income Fund, Nicholas-Applegate Global Equity & Convertible Income Fund, PIMCO Global StocksPLUS & Income Fund, PIMCO Income Opportunity Fund, PCM Fund, Inc. and PIMCO Strategic Global Government Fund, Inc., each a closed-end fund for which the Manager serves as investment manager and affiliates of the Manager serve as sub-adviser (together, the “Allianz Closed-End Funds”), as well as Allianz Global Investors Managed Accounts Trust (“AGIMAT”), an open-end investment company with multiple series for which the Manager serves as investment manager and/or administrator and affiliates of the Manager serve as investment sub-adviser, with the exception of Messrs. Jacobson and Rappaport who do not currently serve as trustees of AGIMAT. As indicated above, certain of the officers of the Fund are affiliated with the Manager.

Each of the Allianz Closed-End Funds, AGIMAT and the Trust is expected to hold joint meetings of their Boards of Trustees whenever possible. Each Trustee, other than any Trustee who is a director, officer, partner or employee of the Manager or any entity controlling, controlled by or under common control with the Manager receives annual compensation of $250,000, which is payable in quarterly installments. The Independent Chairman of the Boards receives an additional $75,000 annually, payable in quarterly installments. The Audit Oversight Committee Chairman receives an additional $50,000 annually, payable in quarterly installments. Trustees will also be reimbursed for meeting-related expenses.

Each Trustee’s compensation and other costs in connection with joint meetings will be allocated among the Allianz Closed-End Funds, AGIMAT and the Trust, as applicable, on the basis of fixed percentages as between each such group of funds. Trustee compensation and other costs will then be further allocated pro rata among the individual funds within each grouping (such as among the various series of the Trust) based on the complexity of issues relating to each such fund and relative time spent by the Trustees in addressing them, and on each such fund’s relative net assets.

Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex (see below).

The following table sets forth information regarding compensation for the most recent fiscal year ended November 30, 2009 (except as noted) received by those Trustees of the Trust who are not “interested persons” (as defined in the 1940 Act) of the Trust. (Trustees who are interested persons of the Trust and Officers of the Trust receive no compensation from the Trust).

Name of Trustee	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex Paid to Trustees[1]
Paul Belica	$34,137	$0	$0	$300,000
Robert E. Connor[2]	27,006	0	0	250,000
James A. Jacobson[3]	N/A	N/A	N/A	N/A
Hans W. Kertess	38,673	0	0	325,000
William B. Ogden IV	27,006	0	0	250,000
Alan Rappaport[4]	N/A	N/A	N/A	N/A
R. Peter Sullivan III[5]	27,006	0	0	250,000
Diana Taylor[6]	27,006	0	0	168,750

[1]

Each Trustee served as Trustee or director of several closed-end and/or open-end investment companies advised by the Manager. Messrs. Belica, Connor, Kertess, Ogden and Sullivan served as Trustee or director of 52 such investment companies and Ms. Taylor served as Trustee or director of 37 such investment companies. These investment companies are considered to be in the same Fund Complex as the Trust.
[2]	Mr. Connor served as a Trustee of the Trust until his death on April 8, 2010.
[3]	Mr. Jacobson was appointed to the Board of Trustees on December 14, 2009 and therefore did not receive any compensation as of the Trust’s fiscal year end.
[4]	Mr. Rappaport was appointed to the Board effective June 22, 2010 and therefore did not receive any compensation as of the Trust’s fiscal year end.
[5]	Effective July 31, 2010, Mr. Sullivan will retire as a Trustee of the Board of the Trust.
[6]	Ms. Taylor resigned from her position as a Trustee effective September 10, 2009.

Shareholder Communications with the Board of Trustees

The Board of Trustees has adopted procedures by which shareholders may send communications to the Board. Shareholders may mail written communications to the Board to the attention of the Board, Allianz Funds Multi-Strategy Trust, c/o Chief Legal Officer, 1345 Avenue of the Americas, New York, NY 10105. Shareholder communications should identify (i) the shareholder, (ii) the Fund or Funds that they are writing about, (iii) the firm through which the shareholder purchased the Fund or Funds and (iv) the share class they own (if known).

These procedures do not apply to any communication from an officer or Trustee or any communication from any employee or agent of the Trust, unless such communication is made solely in such employee’s or agent’s capacity as a shareholder, but do apply to any shareholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act or any communication made in connection with such a proposal.

The Board of Trustees has designated the Trust’s Chief Executive Officer as the designated representative to attend meetings of the Trust’s shareholders.

Trustee Indemnification

The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except with respect to any matter as to which it has been determined that (i) they have not acted in good faith in the reasonable belief that their actions were in or were not opposed to the best interests of the Trust, or (ii) such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Declaration of Trust also provides for the advancement of defense expenses in certain circumstances and for indemnification in the event of settlement, provided that a quorum of the Independent Trustees finds, or independent legal counsel opines, that the person seeking indemnification acted in accordance with the standard above. The Declaration of Trust provides that such finding or opinion may be based upon a rebuttable presumption that the person seeking indemnification neither has engaged in willful misfeasance nor has acted in bad faith, with gross negligence or in reckless disregard of his or her duties. The Trustees and officers of the Trust are covered by liability insurance.

Information about the Trust, including certain information about the Manager, principal underwriter and administrator, independent registered public accounting firm, executive officers and the interests of certain persons appears below under “Section II – Trust Information.”

Required Vote

The election of each Trustee of the Trust will be by a plurality of the shares of the Trust (the shares of all Funds of the Trust voting together as a single class) voted at the Meeting in person or by proxy.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF THE FUNDS VOTE FOR EACH NOMINEE.

II. TRUST INFORMATION

This section provides certain information about the Trust, including information about its investment adviser, principal underwriter, administrator, independent registered public accounting firm, executive officers and the identity of persons holding more than 5% of the outstanding shares of any class of any Fund.

The Trust is an open-end management investment company (“mutual fund”) organized in 2008 as a business trust under the laws of the Commonwealth of Massachusetts. The Trust currently consists of twenty-three separate investment series. The address of the Trust is 1345 Avenue of the Americas, New York, New York 10105.

Investment Manager

AGI Fund Management, with principal offices at 1345 Avenue of the Americas, New York, New York 10105, serves as the investment manager for the Funds. The Manager is a wholly-owned indirect subsidiary of Allianz Global Investors of America L.P. (“Allianz Global Investors”). Allianz Global Investors, acting through an investment management division, was the former investment adviser to the Trust. Allianz Global Investors was organized as a limited partnership under Delaware law in 1987. Allianz Global Investors’ sole general partner is Allianz Global Investors of America LLC, a Delaware limited liability company. Allianz Global Investors of America LLC has two members, Allianz of America, Inc. (“Allianz of America”), a Delaware corporation which owns a 99.9% non-managing interest, and Allianz Global Investors of America Holdings Inc., a Delaware corporation which owns a 0.01% managing interest. Allianz of America is a wholly-owned subsidiary of Allianz SE. Allianz Global Investors of America Holdings Inc. is a wholly-owned subsidiary of Allianz Global Investors Aktiengesellschaft, which is an indirect subsidiary of Allianz SE. Allianz SE indirectly holds a controlling interest in Allianz Global Investors. Allianz SE is a European-based, multinational insurance and financial services holding company. The address for Allianz Global Investors, Allianz Global Investors of America LLC and Allianz Global Investors of America Holding Inc. is 680 Newport Center Drive, Suite 250, Newport Beach, California 92660. The address for Allianz Global Investors Aktiengesellschaft is Seidlstrasse, 24-24a, D-80335 Munich, Germany. Allianz SE’s address is Koeniginstrasse 28, D-80802, Munich, Germany.

Principal Underwriter

Allianz Global Investors Distributors LLC (the “Distributor”) serves as the principal underwriter of each class of the Trust’s shares pursuant to a distribution contract with the Trust. The Distributor is an indirect subsidiary of Allianz Global Investors. The Distributor, located at 1345 Avenue of the Americas, New York, New York 10105, is a broker-dealer registered with the Securities and Exchange Commission (the “SEC”).

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (the “Independent Registered Public Accounting Firm”), 300 Madison Avenue, New York, New York 10017, serves as the independent registered public accounting firm for the Funds. The Independent Registered Public Accounting Firm provides audit services, tax return review and assistance and consultation in connection with review of SEC filings.

Representatives of the Independent Registered Public Accounting Firm will be available at the Meeting by telephone to answer any appropriate questions and will have the opportunity to make a statement if they desire to do so.

The following tables set forth, for the Trust’s two most recent fiscal years, the fees billed by the Independent Registered Public Accounting Firm for (a) all audit and non-audit services provided directly to the Trust and (b) those non-audit services provided to the Manager and Sub-Advisers (other than unaffiliated Sub-Advisers)

and any entity controlling, controlled by or under common control with the Manager or affiliated Sub-Advisers that provides ongoing services to the Trust (collectively, “Service Entities”) that relate directly to the Funds’ operations and financial reporting:

Fiscal Year Ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
November 30, 2009	$282,000	$0	$153,500	$0
November 30, 2008	$189,000	$0	$69,000	$0

“Audit Fees” represents fees billed for each of the last two fiscal years or professional services rendered for the audit of the Trust’s annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years. “Audit-Related Fees” represents fees billed for each of the last two fiscal years for assurance and related services reasonably related to the performance of the audit of the Trust’s annual financial statements for those years. “Tax Fees” represents fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including preparation of federal and state income tax returns, review of excise tax distribution requirements and preparation of excise tax returns. “All Other Fees” represents fees, if any, billed for other products and services rendered by the principal accountant to the Trust for the last two fiscal years. The Manager, in its role as administrator, bears the cost of these audit services at its own expense under its administration agreement with the Funds.

To the extent required by applicable regulations, the Audit Oversight Committee of the Board of Trustees of the Trust must approve in advance all audit and non-audit services rendered to the Trust by the Independent Registered Public Accounting Firm and all non-audit services to the Service Entities, if the engagement relates directly to the operations and financial reporting of the Trust. Such services may also be approved by a designated member of the Audit Oversight Committee if the fees for such services are below a designated amount. Such amount varies depending on the type of service. Currently, such amounts are $250,000 for audit services and $250,000 for audit-related services, tax services and non-audit services provided to Service Entities or other permitted services. During the last two fiscal years, no services described above under “Audit-Related Fees,” “Tax Fees” or “All Other Fees” were approved pursuant to the “de minimis” exception set forth in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

For the Funds’ two most recent fiscal years, the aggregate non-audit fees billed by the Independent Registered Public Accounting Firm for services rendered to the Trust and the Service Entities were as follows:

Entity	Aggregate Non-Audit Fees Billed to Entity
	November 30, 2009	November 30, 2008
Allianz Funds Multi-Strategy Trust	$153,500	$69,000
Service Entities	$540,868	$626,454

The Trust’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Trust’s Service Entities that were not required to be pre-approved was compatible with maintaining the Independent Registered Public Accounting Firm’s independence.

The following table sets forth amounts the Independent Registered Public Accounting Firm billed to the Trust’s Service Entities for services required to be pre-approved by the Audit Oversight Committee.

Fiscal Year Ended	Audit-Related Fees	Tax Fees	All Other Fees
November 30, 2009	$0	$0	$0
November 30, 2008	$0	$0	$0

Executive Officers

The following table provides information about the current executive officers of the Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years’ duration, although the titles may not have been the same throughout. Unless otherwise indicated, the business address of the persons listed below is 1345 Avenue of the Americas, New York, New York 10105.

Name Address and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
E. Blake Moore, Jr. 5/8/1958	President and Chief Executive Officer	3/2008 to present	Managing Director and Chief Executive Officer of Allianz Global Investors Fund Management LLC; Chief Executive Officer of Allianz Global Investors Solutions LLC and of 52 funds in the Fund Complex. Formerly, Managing Director and Member of Executive Committee, Nicholas-Applegate Capital Management LLC and Managing Director and Chief Executive Officer of Allianz Global Investors Distributors LLC and Allianz Global Investors Managed Accounts LLC.

Thomas J. Fuccillo 3/22/1968	Vice President, Chief Legal Officer and Secretary	3/2008 to present	Executive Vice President, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC; Executive Vice President of Allianz Global Investors of America L.P. Vice President, Secretary and Chief Legal Officer of 81 funds in the Fund Complex; Secretary and Chief Legal Officer of The Korea Fund, Inc. Formerly, Senior Vice President, Secretary and Chief Legal Officer of Premier VIT.

Brian S. Shlissel 11/14/1964	Treasurer and Principal Financial and Accounting Officer	3/2008 to present	Managing Director, Head of Mutual Fund Services of Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 29 funds in the Fund Complex; Treasurer, Principal Financial and Accounting Officer of 52 funds in the Fund Complex and The Korea Fund, Inc. Formerly, Director of Premier VIT and Executive Vice President, Director of Fund Administration, Allianz Global Investors Fund Management LLC.

Youse E. Guia 9/3/1972	Chief Compliance Officer	3/2008 to present	Senior Vice President, Chief Compliance Officer, Allianz Global Investors of America L.P.; Chief Compliance Officer of 81 funds in the Fund Complex and The Korea Fund, Inc. Formerly, Chief Compliance Officer of Premier VIT.

Name Address and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Lawrence G. Altadonna 3/10/1966	Assistant Treasurer	3/2008 to present	Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 29 funds in the Fund Complex; Assistant Treasurer of 52 funds in the Fund Complex and The Korea Fund, Inc. Formerly, Treasurer, Principal Financial and Accounting Officer of Premier VIT.

Richard J. Cochran 1/23/1961	Assistant Treasurer	5/2008 to present	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 81 funds in the Fund Complex. Formerly, Assistant Treasurer of Premier VIT; and Tax Manager, Teachers Insurance Annuity Association/College Retirement Equity Fund (TIAA-CREF) (2002-2008).

Scott Whisten 3/13/1971	Assistant Treasurer	3/2008 to present	Senior Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 81 funds in the Fund Complex. Formerly, Assistant Treasurer of Premier VIT.

Richard H. Kirk 4/6/1961	Assistant Secretary	3/2008 to present	Senior Vice President, Allianz Global Investors of America L.P. (since 2004). Senior Vice President, Associate General Counsel, Allianz Global Investors Distributors LLC. Assistant Secretary of 52 funds in the Fund Complex.

Kathleen A. Chapman 11/11/1954	Assistant Secretary	3/2008 to present	Senior Paralegal, Allianz Global Investors of America, L.P. (since March 2005); Assistant Secretary of 81 funds in the Fund Complex. Formerly, Assistant Secretary of Premier VIT.

Lagan Srivastava 9/20/1977	Assistant Secretary	3/2008 to present	Assistant Secretary of 81 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Assistant Secretary of Premier VIT.

Please see the following table for information about relationships between the Trust’s officers and certain of the Trust’s affiliates.

Certain Affiliations

The following table lists the positions held by the Trust’s officers and any Trustee or Nominee who is an “interested person” of the Trust with affiliated persons or principal underwriter of the Trust:

Name	Positions held with affiliated persons or principal underwriter of the Trust
E. Blake Moore, Jr.	Managing Director and Chief Executive Officer of Allianz Global Investors Fund Management LLC; Chief Executive Officer of Allianz Global Investors Solutions LLC.

Name	Positions held with affiliated persons or principal underwriter of the Trust

Udo Frank	Chief Executive Officer, RCM and Executive Committee Member, Allianz Global Investors AG.

Thomas J. Fuccillo	Executive Vice President, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC; Executive Vice President of Allianz Global Investors of America L.P.

John C. Maney	Management Board, Managing Director and Chief Operating Officer of Allianz Global Investors of America L.P. and Allianz Global Investors of America LLC; Member—Board of Directors and Chief Operating Officer of Allianz Global Investors of America Holdings Inc. and Oppenheimer Group, Inc.; Managing Director and Chief Operating Officer of Allianz Global Investors NY Holdings LLC; Management Board and Managing Director of Allianz Global Investors U.S. Holding LLC; Managing Director and Chief Operating Officer of Allianz Hedge Fund Partners Holding L.P. and Allianz Global Investors U.S. Retail LLC; Member—Board of Directors and Managing Director of Allianz Global Investors Advertising Agency Inc.; Compensation Committee of NFJ Investment Group LLC; Management Board of Allianz Global Investors Fund Management LLC, and Nicholas-Applegate Holdings LLC; Member—Board of Directors and Chief Operating Officer of PIMCO Global Advisors (Resources) Limited; Executive Vice President of PIMCO Japan Ltd.; Chief Operating Officer of Allianz Global Investors U.S. Holding II LLC; and Member and Chairman—Board of Directors, President and Chief Operating Officer of PFP Holdings, Inc. and Managing Director of Allianz Global Investors Capital LLC.

Brian S. Shlissel	Managing Director, Head of Mutual Fund Services; Allianz Global Investors Fund Management LLC.

Richard H. Kirk	Senior Vice President, Allianz Global Investors of America L.P. (since 2004). Senior Vice President, Associate General Counsel, Allianz Global Investors Distributors LLC.

Lawrence G. Altadonna	Senior Vice President, Allianz Global Investors Fund Management LLC.

Youse Guia	Senior Vice President, Chief Compliance Officer, Allianz Global Investors of America L.P.

Outstanding Shares and Significant Shareholders

Information about the number of outstanding shares and significant shareholders of the Funds is set forth in Appendix B.

Regulatory and Litigation Matters

In June and September 2004, AGI Fund Management, PEA Capital LLC (“PEA”) and AGID and certain of their affiliates, agreed to settle, without admitting or denying the allegations, claims brought by the SEC and the New Jersey Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which Allianz Global Fund Management serves as investment manager. The settlements related to an alleged “market timing” arrangement in certain open-end funds formerly sub-advised by PEA. The investment manager settled a regulatory action with the SEC that alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of certain open-end funds formerly sub-advised by PEA. AGI Fund Management, PEA, AGID and Allianz Global Investors reached a settlement relating to the same subject matter with the Attorney General of the State of New Jersey in June 2004. Allianz Global Investors, AGI Fund Management, PEA and AGID paid and its affiliates agreed to pay a total of $68 million to the SEC and New Jersey to settle the claims related to market timing. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. None of these settlements alleged that any inappropriate activity took place with respect to the Funds. Subsequent to these events, PEA deregistered as an investment adviser and dissolved.

Since February 2004, Allianz Global Investors, AGI Fund Management, AGID, PEA and certain of their employees have been named as defendants in eleven lawsuits filed in various jurisdictions, which have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland (the “MDL Court”). The lawsuits generally relate to the same allegations that are the subject of the regulatory proceedings discussed above. The lawsuits seek, on behalf of fund shareholders or the funds themselves, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts, restitution and waiver of or return of certain sales charges paid by fund shareholders. After a number of claims in the lawsuits were dismissed by the MDL Court, the parties entered into a stipulation of settlement, which was publicly filed with the MDL Court in April 2010, resolving all remaining claims, but the settlement remains subject to the approval of the MDL Court.

It is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds. However, AGI Fund Management and AGID believe that these matters are not likely to have a material adverse effect on the Funds or on AGI Fund Management’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Funds.

The foregoing speaks only as of the date of this Proxy Statement. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure will be updated if those developments are likely to have a material adverse effect on the Funds or on the ability of the Manager, the Distributor or the Funds’ sub-advisers to perform their respective contracts with respect to the Funds.

V. VOTING INFORMATION

Record Date, Quorum and Methods of Tabulation

Shareholders of record at the close of business on July 16, 2010 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting. With respect to the election of Trustees, the holders of 30% of the shares of the Trust outstanding as of the Record Date, present in person or represented by proxy, constitute a quorum for the transaction of business by the shareholders of the Trust at the Meeting.

Each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote. Shares represented by timely, duly executed proxies will be voted as you instruct. If no specification is made, shares will be voted in accordance with the recommendation of the Trustees. Proxies may be revoked at any time before they are exercised by sending a written revocation which is received by the Secretary of the Trust prior to any such exercise, by properly executing a later-dated proxy, or by attending the Meeting and voting in person.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Trust as tellers both for the purpose of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting. Abstentions and “broker non-votes” (i.e., proxies representing shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted for quorum purposes. So long as a quorum is present, neither abstentions nor broker non-votes will have any effect on the outcome of the proposal to elect Trustees.

Adjournments

In the event that a quorum is not present for purposes of acting on a proposal, or if sufficient votes in favor of a proposal are not received by the time of the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a plurality of the shares present in person or represented by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of any proposal that has not then been adopted. They will vote against such adjournment those proxies required to be voted against each proposal that has not then been adopted and will not vote any proxies that direct them to abstain from voting on such proposals.

Solicitation of Proxies

The solicitation of proxies by personal interview, mail and telephone may be made by officers and Trustees of the Trust and officers and employees of the Manager, its affiliates and other representatives of the Trust. In addition, the Trust may retain Broadridge Financial Solutions, Inc. (“Broadridge”) to aid in the solicitation of proxies (which is estimated to cost approximately $25,000), and this cost and the costs of preparing, printing and mailing this Proxy Statement and the cost of holding the Meeting (including the costs of any additional solicitation and any adjourned session) will be borne by the Trust.

Methods of Voting

Electronic Voting: In addition to voting by mail, you may also give your voting instructions via the Internet or by touch-tone telephone by following the instructions on the proxy card.

Telephone Voting: You may give your voting instructions over the telephone by calling the phone number listed on your proxy card. If you have any questions regarding the Proxy Statement please call 1-866-615-7869. When receiving your instructions by telephone, the representative may ask you for your full name and address to confirm that you have received the Proxy Statement in the mail. If the information you provide matches the information provided to Broadridge by the Trust, then a representative can record your instructions over the phone and transmit them to the official tabulator.

As the Meeting date approaches, you may receive a call from a representative of Broadridge if the Trust has not yet received your vote.

Voting by Mail: If you wish to participate in the Meeting, but do not wish to give a proxy by telephone or via the Internet, you can still complete, sign and mail the proxy card received with the Proxy Statement by following the instructions on the proxy card, or you can attend the Meeting in person.

Shareholder Proposals at Future Meetings

Under its Declaration of Trust, the Trust is not required to hold annual meetings of Trust shareholders to elect Trustees or for other purposes. Except as described below, it is not anticipated that the Trust will hold shareholders’ meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust a reasonable time before that meeting in order for such proposals to be considered for inclusion in the proxy materials relating to that meeting. As discussed above under “Election of a Board of Trustees—Shareholder Communications with the Board,” any such proposals should be submitted to Allianz Funds Multi-Strategy Trust, c/o Chief Legal Officer, 1345 Avenue of the Americas, New York, New York 10105.

Other Matters

Although the Meeting has been called to transact any other business that may properly come before it, the only business that management intends to present or that it knows that others will present is proposal 1 in the Notice of Special Meeting. If any other matters properly come before the Meeting, the persons named in properly executed proxies have discretionary authority to vote such proxies as they shall decide.

Only one copy of this Proxy Statement may be mailed to a household, even if more than one person in a household is a Fund shareholder of record, unless the applicable Fund has received contrary instructions from one or more of the shareholders. If you need additional copies of this Proxy Statement and you are a holder of record of your shares, please call 1-800-426-0107. If your shares are held in broker street name please contact your financial service firm to obtain additional copies of this Proxy Statement. If in the future you do not want the mailing of proxy statements and information statements to be combined with those of other members of your household, or if you have received multiple copies of this Proxy Statement and want future mailings to be combined with those of other members of your household, please contact the Manager in writing at Allianz Global Investors Fund Management LLC, C/O BFDS, P.O. Box 8050, Boston, Massachusetts 02940, or by telephone at 1-800-426-0107, or contact your financial service firm.

Appendix A

ALLIANZ FUNDS MULTI-STRATEGY TRUST

Nominating Committee Charter

Allianz Funds, Allianz Funds Multi-Strategy Trust,

Allianz Global Investors Managed Accounts Trust, Premier VIT, and

Allianz Global Investors Fund Management Sponsored Closed-End Funds

The Boards of Directors/Trustees (the “Boards”) of each Trust and respective series thereof (each Trust or series, a “Fund”) have adopted this Charter to govern the activities of the Nominating Committee (the “Committee”) of each Board.

Statement of Purpose and Responsibility

The primary purpose and responsibility of each Committee is the screening and nomination of candidates for election to the Board as independent Directors/Trustees.

Organization and Governance

Each Committee shall be comprised of as many Directors/Trustees as the Board shall determine, but in any event not fewer than two (2) Directors/Trustees. Each Committee must consist entirely of Board members who are not “interested persons” of the relevant Funds, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. Each Board may remove or replace any member of the Committee at any time in its sole discretion.

One or more members of a Committee may be designated by the Board as the Committee’s chairman or co-chairman, as the case may be.

A Committee will not have regularly scheduled meetings. Committee meetings shall be held as and when the Committee or the Board determines necessary or appropriate in accordance with the Fund’s Bylaws.

Qualifications for Director/Trustee Nominees

A Director/Trustee candidate must have a college degree or equivalent business experience. The Committee may take into account a wide variety of factors in considering Director/Trustee candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) ability, judgment and expertise and (v) overall diversity of the Board’s composition.

Identification of Nominees

In identifying potential nominees for a Board, the Committee may consider candidates recommended by the following sources: (i) the Fund’s current Directors/Trustees; (ii) the Fund’s officers; (iii) the Fund’s investment adviser or sub-advisers; (iv) shareholders of the Fund (see below); and (v) any other source the Committee deems to be appropriate. The Committee may, but is not required to, retain a third party search firm at the Fund’s expense to identify potential candidates.

Consideration of Candidates Recommended By Shareholders

A Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. Appendix A (for all Funds other than the Allianz Global Investors Fund Management Sponsored Closed-End Funds and The Korea Fund, Inc.) and Appendix B (for the Allianz Global Investors Fund Management Sponsored Closed-End Funds and The Korea Fund, Inc.) to this Charter, as they may be amended from time to time by a Committee, set forth procedures that must be followed by shareholders to submit properly a nominee candidate to the Committee (recommendations not properly submitted in accordance with Appendix A or Appendix B (as applicable) will not be considered by the Committee).

Recommendation of Candidates to the Board

A Committee will recommend to the Board the Directors/Trustees candidates that it deems qualified to serve as independent directors/trustees on the Board. To the extent practicable, the Committee will rank such potential nominees for the Board in order of preference.

Appendix A

Procedures for Shareholders to Submit Nominee Candidates for all Funds other than the Allianz Global Investors Fund Management Sponsored Closed-End Funds

and The Korea Fund, Inc.

A shareholder of a Fund must follow the following procedures in order to submit properly a nominee recommendation for the Committee’s consideration.

1.	The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to a Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund. Once each quarter, if any Shareholder Recommendations have been received by the Secretary during the quarter, the Secretary will inform the Committee of the new Shareholder Recommendations. Because the Fund does not hold annual or other regular meetings of shareholders for the purpose of electing Directors/Trustees, the Committee will accept Shareholder Recommendations on a continuous basis.

2.	All Shareholder Recommendations properly submitted to a Fund will be held by the Secretary until such time as (i) the Committee convenes to consider candidates to fill Board vacancies or newly created Board positions (a “Director/Trustee Consideration Meeting”) or (ii) the Committee instructs the Secretary to discard a Shareholder Recommendation following a Director/Trustee Consideration Meeting or an Interim Evaluation (as defined below).

3.	At a Director/Trustee Consideration Meeting, the Committee will consider each Shareholder Recommendation then held by the Secretary. Following a Director/Trustee Consideration Meeting, the Committee may instruct the Secretary to discard any or all of the Shareholder Recommendations currently held by the Secretary.

4.	A Committee may, in its discretion and at any time, convene to conduct an evaluation of validly submitted Shareholder Recommendations (each such meeting, an “Interim Evaluation”) for the purpose of determining which Shareholder Recommendations will be considered at the next Director/Trustee Consideration Meeting. Following an Interim Evaluation, the Committee may instruct the Secretary to discard any or all of the Shareholder Recommendations currently held by the Secretary.

5.

The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”); (B) the number of shares of (and class) of the Fund(s) owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with the election of Directors/Trustees or Directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Fund (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Fund to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director/Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Fund’s books; (iv) the number of shares of (and class) of the Fund(s) owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board or to satisfy applicable law.

Appendix B

Outstanding Shares and Significant Shareholders

Outstanding Shares

As of July 16, 2010 as shown on the books of the Trust, there were issued and outstanding the following number of shares of beneficial interest of each class of the Funds of the Trust:

Fund Name and Class	Shares Outstanding	Fund Name and Class	Shares Outstanding
Allianz Global Investors Solutions Core Allocation Fund		Allianz NACM International Growth Opportunities Fund
Class A	6,427,292.977	Class A	353.357
Class B	2,178,499.941	Class B	N/A
Class C	8,584,374.191	Class C	353.357
Class D	1,712,719	Class D	782.157
Institutional Class	3,515,873.782	Institutional Class	2,268,537.097
Administrative Class	1,246.811	Administrative Class	353.357
Class R	1,270.194	Class R	353.357
Class P	127,496.573	Class P	2,045,847.478

Allianz Global Investors Solutions 2015 Fund		Allianz NACM Micro Cap Fund
Class A	12,954.550	Class A	N/A
Class B	N/A	Class B	N/A
Class C	7,334.318	Class C	N/A
Class D	8,885.918	Class D	N/A
Institutional Class	282,677.927	Institutional Class	4,670,806.772
Administrative Class	696.108	Administrative Class	N/A
Class R	694.680	Class R	N/A
Class P	696.961	Class P	N/A

Allianz Global Investors Solutions 2020 Fund		Allianz NACM Small to Mid Cap Growth Fund
Class A	5,210.933	Class A	N/A
Class B	N/A	Class B	N/A
Class C	2,719.852	Class C	N/A
Class D	8,957.508	Class D	N/A
Institutional Class	244,730.939	Institutional Class	292,561.409
Administrative Class	697.835	Administrative Class	N/A
Class R	696.422	Class R	N/A
Class P	698.697	Class P	N/A

Allianz Global Investors Solutions 2030 Fund		Allianz NACM Ultra Micro Cap Fund
Class A	15,457.372	Class A	N/A
Class B	N/A	Class B	N/A
Class C	9,475.495	Class C	N/A
Class D	10,789.218	Class D	N/A
Institutional Class	243,101.001	Institutional Class	324,781.995
Administrative Class	688.851	Administrative Class	N/A
Class R	687.472	Class R	N/A
Class P	689.677	Class P	N/A

Fund Name and Class	Shares Outstanding	Fund Name and Class	Shares Outstanding

Allianz Global Investors Solutions 2040 Fund		Allianz NFJ Global Dividend Value Fund
Class A	2,989.518	Class A	49,626.650
Class B	N/A	Class B	N/A
Class C	1,841.415	Class C	28,261.999
Class D	6,002.951	Class D	10,142.895
Institutional Class	218,471.288	Institutional Class	626,459.115
Administrative Class	686.937	Administrative Class	N/A
Class R	695.027	Class R	N/A
Class P	687.711	Class P	711.204

Allianz Global Investors Solutions 2050 Fund		Allianz RCM All Horizons Fund
Class A	2,541.854	Class A	20,033.112
Class B	N/A	Class B	N/A
Class C	687.982	Class C	8,758.466
Class D	6,537.403	Class D	671.386
Institutional Class	208,197.613	Institutional Class	138,125.051
Administrative Class	687.320	Administrative Class	N/A
Class R	731.813	Class R	N/A
Class P	688.094	Class P	673.770

Allianz Global Investors Solutions Retirement Income Fund		Allianz RCM China Equity Fund
Class A	28,095.041	Class A	822.819
Class B	N/A	Class B	N/A
Class C	49,501.632	Class C	666.667
Class D	6,354.087	Class D	729.089
Institutional Class	243,672.947	Institutional Class	197,333.333
Administrative Class	718.239	Administrative Class	N/A
Class R	751.370	Class R	N/A
Class P	719.825	Class P	666.667

Allianz Global Investors Solutions Growth Allocation Fund		Allianz RCM Disciplined Equity Fund
Class A	18,858.428	Class A	84,902.961
Class B	N/A	Class B	N/A
Class C	18,166.812	Class C	47,824.719
Class D	730.033	Class D	25,408.985
Institutional Class	200,948.196	Institutional Class	1,077,185.913
Administrative Class	682.542	Administrative Class	N/A
Class R	681.601	Class R	N/A
Class P	683.110	Class P	707.085

Fund Name and Class	Shares Outstanding	Fund Name and Class	Shares Outstanding

Allianz NACM Convertible Fund		Allianz RCM Global EcoTrends Fund
Class A	24,678.868	Class A	3,340,053.979
Class B	N/A	Class B	N/A
Class C	839.791	Class C	396,524.575
Class D	1,030.827	Class D	25,121.484
Institutional Class	16,390,962.324	Institutional Class	1,795.653
Administrative Class	383.221	Administrative Class	N/A
Class R	382.601	Class R	N/A
Class P	864,454.560	Class P	449,181.664

Allianz NACM Emerging Growth Fund		Allianz RCM Global Water Fund
Class A	N/A	Class A	2,749,640.966
Class B	N/A	Class B	N/A
Class C	N/A	Class C	2,643,178.732
Class D	N/A	Class D	94,911.476
Institutional Class	1,806,520.038	Institutional Class	100,689.315
Administrative Class	N/A	Administrative Class	N/A
Class R	N/A	Class R	N/A
Class P	N/A	Class P	1,296,903.430

Allianz NACM High Yield Bond Fund		Allianz RCM International Opportunities Fund
Class A	2,165.491	Class A	1,535.459
Class B	N/A	Class B	N/A
Class C	2,861.579	Class C	2,942.004
Class D	1,320.789	Class D	913.677
Institutional Class	7,325,372.840	Institutional Class	1,034,025.602
Administrative Class	1,056.381	Administrative Class	N/A
Class R	1,054.397	Class R	N/A
Class P	1,056.711	Class P	674.731

Allianz NACM International Growth Fund
Class A	38,326.888
Class B	N/A
Class C	27,010.151
Class D	5,667.525
Institutional Class	20,045,399.595
Administrative Class	N/A
Class R	2,969.307
Class P	2,975.289

CERTAIN OWNERSHIP OF TRUST SHARES

As of July 16, 2010, the following persons owned of record or beneficially 5% or more of the noted class of shares of the following Funds:

a = Entity owned 25% or more of the outstanding shares of beneficial interest of the Fund, and therefore may be presumed to “control” the Funds, as that term is defined in the 1940 Act.

b = Shares are believed to be held only as nominee.

	Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
	Allianz Global Investors Solutions 2015 Fund
	Class A
a	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2015 A	PENSON FINANCIAL SERVICES FBO PACIFIC AVE STE 1400 DALLAS TX 75201-4609	$96,106.66	41.17%

	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2015 A	GEORGE A FIRN 9679 WEXFORD DR YPSILANTI MI 48198-3286	$27,150.66	11.63%

b	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2015 A	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	$24,052.32	10.30%

b	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2015 A	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	$23,426.00	10.04%

	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2015 A	NFS LLC FEBO NFS/FMTC IRA FBO DAN R SHIELDS 2223 SARAH ROSE LN REEDSBURG WI 53959-9263	$14,286.47	6.12%

	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2015 A	ALLIANZ GLOBAL INVESTORS ATTN VINH NGUYEN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	$12,560.41	5.38%
	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2015 A	NFS LLC FEBO CITIZENS BANK REGULAR IRA FBO ROBERT F ATKINSON 46 CHANDLER DR ATKINSON NH 03811-2170	$11,883.65	5.09%
	Administrative Class
a	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2015 ADMIN	ALLIANZ GLOBAL INVESTORS OF AMERICA LP ATTN: DONNA THOMPSON 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	$12,578.67	100.00%

	Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
	Class C
	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2015 C	SSB&T CUST IRA FBO RONALD C FOLTS 216 COUNTY HIGHWAY 26 COOPERSTOWN NY 13326-6404	$31,126.51	23.72%

b	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2015 C	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	$15,750.52	12.00%

	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2015 C	ALLIANZ GLOBAL INVESTORS ATTN VINH NGUYEN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	$12,414.62	9.46%

b	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2015 C	PERSHING LLC P. O. BOX 2052 JERSEY CITY NJ 07303-2052	$11,976.01	9.13%

	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2015 C	SSB&T CUST IRA FBO MARILYN M FOLTS 216 COUNTY HIGHWAY 26 COOPERSTOWN NY 13326-6404	$11,946.58	9.10%

	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2015 C	SSB&T CUST IRA FBO IRENE C LANGMESSER 1255 BURNS RD SMITHS CREEK MI 48074-2804	$8,691.95	6.62%

	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2015 C	JILL S SWANSON CUST FBO SHELBY L SWANSON UNIF TRANS MIN ACT MO 2805 HILLY HAVEN CT SAINT LOUIS MO 63129-5708	$7,673.86	5.85%
	Class D
a,b	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2015 D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	$76,917.82	47.98%

	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2015 D	NFS LLC FEBO FMT CO CUST IRA ROLLOVER FBO JAMES E BROUDE 11600 WILDER DR APT 1414 EDEN PRAIRIE MN 55344-6666	$33,695.29	21.02%

b	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2015 D	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	$16,934.29	10.56%

	Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2015 D	ALLIANZ GLOBAL INVESTORS ATTN VINH NGUYEN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	$12,575.54	7.84%

	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2015 D	NFS LLC FEBO FMT CO CUST R/O IRA FBO AARON BROWN 232 N MONTGOMERY ST GARY IN 46403-2068	$10,274.12	6.41%
	Institutional Class
a	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2015 INSTL	ALLIANZ GLOBAL INVESTORS OF AMERICA LP ATTN: DONNA THOMPSON 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	$3,714,041.03	72.55%

a,b	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2015 INSTL	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	$1,399,294.49	27.33%
	Class P
a	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2015 P	ALLIANZ GLOBAL INVESTORS OF AMERICA LP ATTN: DONNA THOMPSON 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	$12,608.02	100.00%
	Class R
a	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2015 R	ALLIANZ GLOBAL INVESTORS ATTN VINH NGUYEN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	$12,525.08	100.00%
	Allianz Global Investors Solutions 2020 Fund
	Class A
a,b	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2020 A	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	$30,649.16	32.53%

	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2020 A	ALLIANZ GLOBAL INVESTORS ATTN VINH NGUYEN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	$12,632.68	13.41%

	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2020 A	SSB&T CUST ROTH IRA FBO DAVID V SWENBY 14685 RIVER AVE NOBLESVILLE IN 46062-9269	$11,457.35	12.16%

	Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
b	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2020 A	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	$8,630.22	9.16%

	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2020 A	SSB&T CUST SEP IRA DOMAIN PROPERTIES INC FBO DIANE BOMHOF 17 VYGIEHEUWELKRUIN 6570 KNYSNA W CAPE SOUTH AFRICA	$7,810.02	8.29%

	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2020 A	SSB&T CUST ROLLOVER IRA FBO VICKI L JENSEN 2126 SHERWOOD FOREST CT FORT COLLINS CO 80524-2210	$5,486.52	5.82%

b	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2020 A	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	$5,086.41	5.40%
	Administrative Class
a	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2020 ADMIN	ALLIANZ GLOBAL INVESTORS OF AMERICA LP ATTN: DONNA THOMPSON 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	$12,644.77	100.00%
	Class C
a	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2020 C	ALLIANZ GLOBAL INVESTORS ATTN VINH NGUYEN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	$12,488.21	25.59%

	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2020 C	SSB&T CUST SEP IRA ANDERSON COMMUNICATION FBO CAROL ANDERSON 311 E 83RD ST APT C NEW YORK NY 10028-4312	$11,946.71	24.48%

	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2020 C	RAYMOND JAMES & ASSOC INC FBO ROGER R POMERLEAU TTEE U/A DTD DEC 28 2004 ERIC R POMERLEAU IRREV TRUST 584 LEIGHTON RD AUGUSTA ME 04330-7807846	$5,255.98	10.77%

	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2020 C	SSB&T CUST SEP IRA TILLERS INTERNATIONAL FBO MARK N MAIER 17701 FERRY RD CHARLEVOIX MI 49720-7905	$5,206.67	10.67%

	Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2020 C	SSB&T CUST IRA FBO NANCY C BOWSER 9915 E MILLER ST SELMA IN 47383-9632	$4,819.40	9.88%

	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2020 C	SSB&T CUST 403B PLAN FBO KRIST SAMARITAN CENTER PAULA M FISCHESSER 1330 SAXONY LN HOUSTON TX 77058-3418	$4,796.65	9.83%
	Class D
a,b	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2020 D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	$110,375.22	68.15%

	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2020 D	NFS LLC FEBO FMT CO CUST R/O IRA FBO PEGEEN A GALLAHUE 15 HOOPER STE NORTHPORT NY 11731-4918	$32,032.05	19.78%

	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2020 D	ALLIANZ GLOBAL INVESTORS ATTN VINH NGUYEN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	$12,631.97	7.80%
	Institutional Class
a	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2020 INSTL	ALLIANZ GLOBAL INVESTORS OF AMERICA LP ATTN: DONNA THOMPSON 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	$3,733,525.37	84.01%

b	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2020 INSTL	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	$710,788.48	15.99%
	Class P
a	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2020 P	ALLIANZ GLOBAL INVESTORS OFAMERICA LP ATTN: DONNA THOMPSON 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	$12,674.36	100.00%

	Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
	Class R
a	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2020 R	ALLIANZ GLOBAL INVESTORS ATTN VINH NGUYEN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	$12,591.31	100.00%
	Allianz Global Investors Solutions 2030 Fund
	Class A
a	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2030 A	SSB&T CUST IRA FBO PATRICIA A MUNTER 4 S HOMESTEAD DR YARDLEY PA 19067-3121	$96,944.12	33.22%

	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2030 A	NFS LLC FEBO CARL MOSER SR 2025 15TH AVE NE HICKORY NC 28601	$33,711.01	11.55%

b	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2030 A	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	$32,684.32	11.20%

	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2030 A	C/O PAC SEAL NFS LLC FEBO NFS/FMTC IRA FBO FLORDELIZA U ZITA 300 B NORTH ORANGE AVENUE BREA CA 92821-4069	$20,203.32	6.92%
	Administrative Class
a	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2030 ADMIN	ALLIANZ GLOBAL INVESTORS OFAMERICA LP ATTN: DONNA THOMPSON 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	$13,074.39	100.00%
	Class C
b	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2030 C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	$20,248.12	11.39%

	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2030 C	SSB&T CUST CON AGRA BROILER CO INC SEP IRA FBO JANET M BLACKWELL 18328 HIGHWAY 9 ARCADIA LA 71001-5311	$20,069.60	11.29%

	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2030 C	SSB&T CUST IRA FBO KAMRAN GARDI 2025 GREENFIELD ST SE OLYMPIA WA 98501-0916	$17,722.28	9.97%

	Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2030 C	RAYMOND JAMES & ASSOC INC FBO CAROLYN M EISSA & RANDALL EISSA JT/WROS 1231 PAGET CT GROSSE POINTE WOODS MI 48236-2374	$15,244.99	8.58%

	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2030 C	ROBERT EUGENE HOWARD JR & JULIA ANNE HOWARD JT TEN WROS NOT TC 10907 BARDSTOWN WOODS CT LOUISVILLE KY 40291-3386	$14,286.07	8.04%

b	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2030 C	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	$14,255.70	8.02%

	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2030 C	ALLIANZ GLOBAL INVESTORS ATTN VINH NGUYEN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	$12,914.68	7.27%

	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2030 C	BRAD J REIDENAUER & AUNDREA D REIDENAUER JT WROS 22134 HEARD ST ABITA SPRINGS LA 70420-3246	$11,958.03	6.73%

	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2030 C	DEBRA E AUSTIN & JAMES E AUSTIN JT TEN WROS NOT TC 127 PINE ST TEWKSBURY MA 01876-3732	$11,742.21	6.61%

	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2030 C	SSB&T CUST IRA FBO ROBERT EUGENE HOWARD JR 10907 BARDSTOWN WOODS CT LOUISVILLE KY 40291-3386	$10,227.17	5.75%

	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2030 C	SSB&T CUST IRA FBO JULIA ANNE HOWARD 10907 BARDSTOWN WOODS CT LOUISVILLE KY 40291-3386	$10,204.52	5.74%
	Class D
a,b	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2030 D	AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	$61,905.01	30.33%

	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2030 D	NFS LLC FEBO JOAN M FEELEY 19 BUTTONWOOD DR ANDOVER MA 01810-5880	$50,000.00	24.49%

	Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
b	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2030 D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	$33,574.03	16.45%

	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2030 D	NFS LLC FEBO FMT CO CUST R/O IRA FBO DAMON T MUSHA 596 ANTONIO CT LAFAYETTE CA 94549-5515	$15,613.79	7.65%

	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2030 D	ALLIANZ GLOBAL INVESTORS ATTN VINH NGUYEN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	$13,050.26	6.39%
	Institutional Class
a	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2030 INSTL	ALLIANZ GLOBAL INVESTORS OF AMERICA LP ATTN: DONNA THOMPSON 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	$3,859,784.69	83.48%

b	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2030 INSTL	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	$763,996.35	16.52%
	Class P
a	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2030 P	ALLIANZ GLOBAL INVESTORS OF AMERICA LP ATTN: DONNA THOMPSON 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	$13,103.86	100.00%
	Class R
a	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2030 R	ALLIANZ GLOBAL INVESTORS ATTN VINH NGUYEN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	$13,013.84	100.00%
	Allianz Global Investors Solutions 2040 Fund
	Class A
b	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2040 A	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	$13,454.97	23.19%

	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2040 A	ALLIANZ GLOBAL INVESTORS ATTN VINH NGUYEN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	$13,356.95	23.02%

	Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
b	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2040 A	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	$11,925.00	20.55%

	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2040 A	SSB&T CUST SIMPLE IRA FURMAN LAND SURVEYORS INC FBO TREVOR LIGHTFOOT 4116 S ONG ST AMARILLO TX 79110-1343	$6,656.81	11.47%

	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2040 A	SSB&T CUST IRA FBO DESCHEL CANTRELL 421 BONNIE BAY CT LEAGUE CITY TX 77573-2579	$4,389.42	7.56%

	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2040 A	SSB&T CUST ROTH IRA FBO LINDA A GRUENFELDT 2800 FLAGSTONE DR BROOKFIELD WI 53045-3214	$3,117.28	5.37%
	Administrative Class
a	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2040 ADMIN	ALLIANZ GLOBAL INVESTORS OF AMERICA LP ATTN: DONNA THOMPSON 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	$13,354.06	100.00%
	Class C
a	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2040 C	SSB&T CUST ROLLOVER IRA FBO MARK W PERRY 7621 FAIRWAY DR DIAMONDHEAD MS 39525-3436	$15,636.20	44.11%

a	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2040 C	ALLIANZ GLOBAL INVESTORS ATTN VINH NGUYEN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	$13,178.43	37.18%

	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2040 C	SSB&T CUST IRA FBO LOURDES M CHAVEZ PO BOX 37455 ALBUQUERQUE NM 87176-7455	$4,460.96	12.58%

	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2040 C	RBC CAPITAL MARKETS CORP FBO KYLE M AMES ROTH IRA RBC CAPITAL MARKETS CORP CUST 38 BOW RUN TRAIL SAUNDERSTOWN RI 02874-2470	$2,171.65	6.13%
	Class D
a,b	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2040 D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	$54,003.80	46.37%

	Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
a,b	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2040 D	TD AMERITRADE PO BOX 2226 OMAHA NE 68103-2226	$34,579.47	29.69%

	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2040 D	ALLIANZ GLOBAL INVESTORS ATTN VINH NGUYEN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	$13,331.85	11.45%
	Institutional Class
a	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2040 INSTL	ALLIANZ GLOBAL INVESTORS OF AMERICA LP ATTN: DONNA THOMPSON 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	$3,941,789.20	92.62%

b	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2040 INSTL	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	$314,031.49	7.38%
	Class P
a	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2040 P	ALLIANZ GLOBAL INVESTORS OF AMERICA LP ATTN: DONNA THOMPSON 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	$13,389.73	100.00%
	Class R
a	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2040 R	ALLIANZ GLOBAL INVESTORS ATTN VINH NGUYEN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	$13,294.64	98.65%
	Allianz Global Investors Solutions 2050 Fund
	Class A
a	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2050 A	KIMBERLY HESTNESS TTEE HESTNESS/KURYLO TRUST U/A DTD 01/29/2008 FBO KIMBERLY HESTNESS 1215 75TH OCEAN WEST MARATHON FL 33050-3184	$19,351.30	39.26%

a,b	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2050 A	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	$14,579.98	29.58%

a	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2050 A	ALLIANZ GLOBAL INVESTORS ATTN VINH NGUYEN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	$13,328.07	27.04%

	Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
	Administrative Class
a	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2050 ADMIN	ALLIANZ GLOBAL INVESTORS OF AMERICA LP ATTN: DONNA THOMPSON 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	$13,361.50	100.00%
	Class C
a	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2050 C	ALLIANZ GLOBAL INVESTORS ATTN VINH NGUYEN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	$13,195.45	99.33%
	Class D
b	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2050 D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	$30,321.91	23.92%

	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2050 D	NFS LLC FEBO SWISS RE GROUP P/ADMUS EMPLOYEES SAVINGS PLAN FBO ANTHONY J PELECKIS 165 E 83RD ST APT 1D NEW YORK NY 10028-2421	$22,910.87	18.07%

	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2050 D	NFS LLC FEBO ANTHONY J PELECKIS 165 E 83RD ST APT 1D NEW YORK NY 10028-2421	$20,916.09	16.50%

b	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2050 D	TD AMERITRADE PO BOX 2226 OMAHA NE 68103-2226	$18,447.68	14.55%

	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2050 D	ALLIANZ GLOBAL INVESTORS ATTN VINH NGUYEN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	$13,337.82	10.52%

	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2050 D	NFS LLC FEBO FMT CO CUST R/O IRA FBO AIYAPPA M PALECANDA 2411 DAWS DRIVE APT# A BOZEMAN MT 59718-6978	$12,334.60	9.73%
	Institutional Class
a	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2050 INSTL	ALLIANZ GLOBAL INVESTORS OF AMERICA LP ATTN: DONNA THOMPSON 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	$3,941,955.14	97.25%

	Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
	Class P
a	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2050 P	ALLIANZ GLOBAL INVESTORS OF AMERICA LP ATTN: DONNA THOMPSON 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	$13,390.31	100.00%
	Class R
a	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2050 R	ALLIANZ GLOBAL INVESTORS ATTN VINH NGUYEN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	$13,294.72	93.74%

b	ALLIANZ GLOBAL INVESTORS SOLUTIONS 2050 R	AMERITRADE INC FBO PO BOX 2226 OMAHA NE 68103-2226	$887.82	6.26%
	Allianz Global Investors Solutions Core Allocation Fund
	Class A
b	ALLIANZ GLOBAL INVESTORS SOLUTIONS CORE ALLOCATION A	MLPF&S FOR THE SOLE BENEFITOF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	$6,710,412.98	10.87%

b	ALLIANZ GLOBAL INVESTORS SOLUTIONS CORE ALLOCATION A	CITIGROUP GLOBAL MARKETS, INC ATTN CINDY TEMPESTA 7TH FL 333 WEST 34TH ST NEW YORK NY 10001-2402	$5,437,761.91	8.81%
	Administrative Class
a	ALLIANZ GLOBAL INVESTORS SOLUTIONS CORE ALLOCATION ADMIN	ALLIANZ GLOBAL INVESTORS OF AMERICA LP ATTN: DONNA THOMPSON 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	$12,206.28	100.00%
	Class B
b	ALLIANZ GLOBAL INVESTORS SOLUTIONS CORE ALLOCATION B	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	$1,242,014.47	5.84%
	Class C
b	ALLIANZ GLOBAL INVESTORS SOLUTIONS CORE ALLOCATION C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	$12,289,623.16	14.73%
	Class D
a	ALLIANZ GLOBAL INVESTORS SOLUTIONS CORE ALLOCATION D	ALLIANZ GLOBAL INVESTORS ATTN VINH NGUYEN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	$12,201.14	74.28%

	Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
a,b	ALLIANZ GLOBAL INVESTORS SOLUTIONS CORE ALLOCATION D	AMERITRADE INC FEBO OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	$4,223.84	25.72%
	Institutional Class
a,b	ALLIANZ GLOBAL INVESTORS SOLUTIONS CORE ALLOCATION INSTL	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND DEPT 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	$30,510,205.01	91.15%

b	ALLIANZ GLOBAL INVESTORS SOLUTIONS CORE ALLOCATION INSTL	PERSHING LLC ATTN MUTUAL FUNDS PO BOX 2052 JERSEY CITY NJ 07303-2052	$1,704,245.56	5.09%
	Class P
a,b	ALLIANZ GLOBAL INVSTORS SOLUTIONS CORE ALLOCATION P	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	$1,106,410.84	90.83%

b	ALLIANZ GLOBAL INVSTORS SOLUTIONS CORE ALLOCATION P	SALOMON SMITH BARNEY 700 RED BROOK BLVD OWINGS MILLS MD 21117-5184	$93,330.47	7.66%
	Class R
a	ALLIANZ GLOBAL INVESTORS SOLUTIONS CORE ALLOCATION R	ALLIANZ GLOBAL INVESTORS ATTN VINH NGUYEN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	$12,168.46	100.00%
	Allianz Global Investors Solutions Growth Allocation Fund
	Class A
a	ALLIANZ GLOBAL INVESTORS SOLUTIONS GROWTH ALLOCATION A	PATRICIA M HOGAN TOD BENEFICIARIES ON FILE SUBJECT TO STA TOD RULES 424 W END AVE APT 21K NEW YORK NY 10024-5786	$95,572.32	26.14%

b	ALLIANZ GLOBAL INVESTORS SOLUTIONS GROWTH ALLOCATION A	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	$73,782.34	20.18%

	ALLIANZ GLOBAL INVESTORS SOLUTIONS GROWTH ALLOCATION A	SSB&T CUST ROLLOVER IRA FBO MARK R MASON 7602 PAGENT WICHITA KS 67206-2150	$25,559.28	6.99%

	Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
	ALLIANZ GLOBAL INVESTORS SOLUTIONS GROWTH ALLOCATION A	KIMBERLY HESTNESS TTEE HESTNESS/KURYLO TRUST U/A DTD 01/29/2008 FBO KIMBERLY HESTNESS 1215 75TH OCEAN WEST MARATHON FL 33050	$19,351.30	5.29%
	Administrative Class
a	ALLIANZ GLOBAL INVESTORS SOLUTIONS GROWTH ALLOCATION ADMIN	ALLIANZ GLOBAL INVESTORS OF AMERICA LP ATTN: DONNA THOMPSON 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	$13,268.62	100.00%
	Class C
a	ALLIANZ GLOBAL INVESTORS SOLUTIONS GROWTH ALLOCATION C	SSB&T CUST SEP IRA PETER P MCLOUGHLIN FBO PETER P MCLOUGHLIN 1925 COMMONWEALTH AVE APT 1522 BRIGHTON MA 02135-5976	$88,748.60	25.31%

b	ALLIANZ GLOBAL INVESTORS SOLUTIONS GROWTH ALLOCATION C	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	$78,435.37	22.37%

	ALLIANZ GLOBAL INVESTORS SOLUTIONS GROWTH ALLOCATION C	SSB&T CUST IRA FBO TAMRA M MERCHANT 150 INLAND RIDGE WAY ATLANTA GA 30342-2067	$20,499.50	5.85%

	ALLIANZ GLOBAL INVESTORS SOLUTIONS GROWTH ALLOCATION C	SSB&T CUST IRA FBO TIMOTHY W MARTIN 5148 SAGE TER CANANDAIGUA NY 14424-8242	$17,757.68	5.07%
	Class D
a	ALLIANZ GLOBAL INVESTORS SOLUTIONS GROWTH ALLOCATION D	ALLIANZ GLOBAL INVESTORS ATTN VINH NGUYEN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	$13,255.12	93.50%

	ALLIANZ GLOBAL INVESTORS SOLUTIONS GROWTH ALLOCATION D	SCOTTRADE INC FBO GAIL L HERMAN TOD P O BOX 31759 ST LOUIS MO 63131-0759	$922.12	6.50%
	Institutional Class
a	ALLIANZ GLOBAL INVESTORS SOLUTIONS GROWTH ALLOCATION INSTL	ALLIANZ GLOBAL INVESTORS OF AMERICA LP ATTN: DONNA THOMPSON 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	$3,912,461.38	100.00%
	Class P
a	ALLIANZ GLOBAL INVESTORS SOLUTIONS GROWTH ALLOCATION P	ALLIANZ GLOBAL INVESTORS OF AMERICA LP ATTN: DONNA THOMPSON 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	$13,293.32	100.00%

	Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
	Class R
a	ALLIANZ GLOBAL INVESTORS SOLUTIONS GROWTH ALLOCATION R	ALLIANZ GLOBAL INVESTORS ATTN VINH NGUYEN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	$13,216.24	100.00%
	Allianz Global Investors Solutions Retirement Income Fund
	Class A
b	ALLIANZ GLOBAL INVESTORS SOLUTIONS RETIREMENT INCOME A	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	$76,184.96	15.47%

b	ALLIANZ GLOBAL INVESTORS SOLUTIONS RETIREMENT INCOME A	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	$69,056.35	14.02%

b	ALLIANZ GLOBAL INVESTORS SOLUTIONS RETIREMENT INCOME A	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	$55,000.29	11.17%

b	ALLIANZ GLOBAL INVESTORS SOLUTIONS RETIREMENT INCOME A	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	$33,399.56	6.78%

b	ALLIANZ GLOBAL INVESTORS SOLUTIONS RETIREMENT INCOME A	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	$29,239.85	5.94%

b	ALLIANZ GLOBAL INVESTORS SOLUTIONS RETIREMENT INCOME A	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	$25,283.55	5.13%

	ALLIANZ GLOBAL INVESTORS SOLUTIONS RETIREMENT INCOME A	SSB&T CUST ROLLOVER IRA FBO DANIEL L SHANE 1369 N KELLOGG ST GALESBURG IL 61401-1877	$24,912.11	5.06%
	Class C
	ALLIANZ GLOBAL INVESTORS SOLUTIONS RETIREMENT INCOME C	NFS LLC FEBO NFS/FMTC ROLLOVER IRA FBO MARY VANDER MEULEN 112 BIRCHWOOD DR WARRENVILLE IL 60555-2601	$188,506.55	21.89%

b	ALLIANZ GLOBAL INVESTORS SOLUTIONS RETIREMENT INCOME C	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	$61,966.08	7.19%

b	ALLIANZ GLOBAL INVESTORS SOLUTIONS RETIREMENT INCOME C	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	$43,618.89	5.06%
	Class D
a	ALLIANZ GLOBAL INVESTORS SOLUTIONS RETIREMENT INCOME D	NFS LLC FEBO FMT CO CUST IRA FBO DANIEL C DEGULIAM 301 BLACKBERRY CREEK DR WILLOW SPRING NC 27592-8555	$30,337.86	27.13%

	Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
b	ALLIANZ GLOBAL INVESTORS SOLUTIONS RETIREMENT INCOME D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	$26,380.59	23.59%

b	ALLIANZ GLOBAL INVESTORS SOLUTIONS RETIREMENT INCOME D	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	$25,588.69	22.88%

b	ALLIANZ GLOBAL INVESTORS SOLUTIONS RETIREMENT INCOME D	AMERITRADE INC FBO PO BOX 2226 OMAHA NE 68103-2226	$12,997.65	11.62%

	ALLIANZ GLOBAL INVESTORS SOLUTIONS RETIREMENT INCOME D	ALLIANZ GLOBAL INVESTORS ATTN VINH NGUYEN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	$12,490.24	11.17%
	Administrative Class
a	ALLIANZ GLOBAL INVESTORS SOLUTIONS RETIREMENT INCOME FD ADMIN	ALLIANZ GLOBAL INVESTORS OF AMERICA LP ATTN: DONNA THOMPSON 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	$12,504.54	100.00%
	Institutional Class
a	ALLIANZ GLOBAL INVESTORS SOLUTIONS RETIREMENT INCOME INSTL	ALLIANZ GLOBAL INVESTORS OF AMERICA LP ATTN: DONNA THOMPSON 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	$3,690,403.32	87.04%

b	ALLIANZ GLOBAL INVESTORS SOLUTIONS RETIREMENT INCOME INSTL	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	$288,844.66	6.81%

	ALLIANZ GLOBAL INVESTORS SOLUTIONS RETIREMENT INCOME INSTL	PENSON FINANCIAL SERVICES FBO PACIFIC AVE STE 1400 DALLAS TX 75201-4609	$254,269.11	6.00%
	Class P
a	ALLIANZ GLOBAL INVESTORS SOLUTIONS RETIREMENT INCOME P	ALLIANZ GLOBAL INVESTORS OF AMERICA LP ATTN: DONNA THOMPSON 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	$12,532.15	100.00%

	Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
	Class R
a	ALLIANZ GLOBAL INVESTORS SOLUTIONS RETIREMENT INCOME R	ALLIANZ GLOBAL INVESTORS ATTN VINH NGUYEN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	$12,448.89	93.45%

b	ALLIANZ GLOBAL INVESTORS SOLUTIONS RETIREMENT INCOME R	AMERITRADE INC FEBO OUR CLIENT PO BOX 2226 OMAHA NE 68103-2226	$872.90	6.55%
	Allianz NACM Convertible Fund
	Class A
a	ALLIANZ NACM CONVERTIBLE A	WILLIAM T MATTINGLY JR & SALLY S MATTINGLY TTEES WILLIAM T (JR) & SALLY S MATTINGLY JOINT REVOCABLE TR U/A DTD 02/05/098 N HILL RD WAUSAU WI 54403-3671	$186,859.50	30.75%

a,b	ALLIANZ NACM CONVERTIBLE A	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	$178,510.51	29.38%

	ALLIANZ NACM CONVERTIBLE A	SSB&T CUST ROLLOVER IRA FBO WALTER R BEAVER 812 N MOUNTAIN VIEW CIR JOHNSON CITY TN 37601-3345	$94,768.61	15.60%

b	ALLIANZ NACM CONVERTIBLE A	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	$48,333.84	7.95%
	Administrative Class
a	ALLIANZ NACM CONVERTIBLE ADMIN	ALLIANZ GLOBAL INVESTORS OF AMERICA LP ATTN: DONNA THOMPSON 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	$9,411.91	100.00%
	Class C
a	ALLIANZ NACM CONVERTIBLE C	HILLIARD LYONS CUST FOR RAYMAN REEVES LOVELACE IRA 215 SAINT MATTHEWS AVE LOUISVILLE KY 40207-2039	$9,458.81	45.73%

a	ALLIANZ NACM CONVERTIBLE C	ALLIANZ GLOBAL INVESTORS ATTN VINH NGUYEN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	$9,393.86	45.42%

	Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
	ALLIANZ NACM CONVERTIBLE C	SSB&T CUST ROTH IRA FBO SHERYL K KORWEK 495 BURLETTA CT ODENTON MD 21113-1352	$1,831.39	8.85%
	Class D
a	ALLIANZ NACM CONVERTIBLE D	NFS LLC FEBO FMT CO CUST IRA FBO ALLAN BRODY 631 N STEPHANIE ST # 366 HENDERSON NV 89014-2633	$9,943.37	39.24%

a	ALLIANZ NACM CONVERTIBLE D	ALLIANZ GLOBAL INVESTORS ATTN VINH NGUYEN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	$9,408.98	37.13%

	ALLIANZ NACM CONVERTIBLE D	NFS LLC FEBO ALLAN BRODY 631 N STEPHANIE ST # 366 HENDERSON NV 89014-2633	$5,985.38	23.62%
	Class R
a	ALLIANZ NACM CONVERTIBLE R	ALLIANZ GLOBAL INVESTORS ATTN VINH NGUYEN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	$9,404.33	100.00%
	Institutional Class
a	ALLIANZ NACM CONVERTIBLE INST	STATE OF WYOMING WYOMING STATE TREASURER ATTN ERICA LEGERS K I200 W 24TH ST CHEYENNE WY 82001-3642	$313,280,029.87	78.41%

	ALLIANZ NACM CONVERTIBLE INST	DINGLE & CO ATTN MUTUAL FUNDS UNIT MC 3446 C/O COMERICA BANK PO BOX 75000 DETROIT MI 48275-0001	$39,520,369.40	9.89%
	Class P
a,b	ALLIANZ NACM CONVERTIBLE P	WELLS FARGO BANK NA FBO OMNIBUS ACCT REIN/CASH PO BOX 1533 MINNEAPOLIS MN 55480-1533	$8,185,349.47	38.59%

a,b	ALLIANZ NACM CONVERTIBLE P	AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	$6,632,096.64	31.26%

b	ALLIANZ NACM CONVERTIBLE P	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	$5,226,663.41	24.64%

	Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
	Allianz NACM Emerging Growth Fund
	Institutional Class
a	ALLIANZ NACM EMERGING GROWTH INST	ALLIANZ FUNDS MULTI-STRATEGY TRUST ON BEHALF OF ALLIANZ GLOBAL INV SOL CORE ALLOCATION FUND AGI SOLUTIONS ATTN STEPHEN SEXAUER 600 W BROADWAY SAN DIEGO CA 92101-3311	$6,938,659.93	37.50%

a,b	ALLIANZ NACM EMERGING GROWTH INST	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	$6,354,071.53	34.34%

	ALLIANZ NACM EMERGING GROWTH INST	M J MURDOCK CHARITABLE TRUST PO BOX 1618 VANCOUVER WA 98668-1618	$2,540,638.66	13.73%
	Allianz NACM High Yield Bond Fund
	Class A
a	ALLIANZ NACM HIGH YIELD BOND A	ALLIANZ GLOBAL INVESTORS ATTN VINH NGUYEN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	$10,087.19	39.83%

	ALLIANZ NACM HIGH YIELD BOND A	SSB&T CUST 403B IRA FROZEN PLAN FBO WALTER F GALE 111 CORRAL LN BAY SHORE NY 11706-8112	$4,633.57	18.30%

	ALLIANZ NACM HIGH YIELD BOND A	SSB&T CUST 403B FROZEN PLAN FBO MARY E GALE 111 CORRAL LN BAY SHORE NY 11706-8112	$4,504.71	17.79%

	ALLIANZ NACM HIGH YIELD BOND A	SSB&T CUST 403(B) PLAN WARRENSBURG SCHOOL DISTRICT FBO WILLIAM D ROGERS 568 SE 201 ST RD WARRENSBURG MO 64093-7527	$4,256.37	16.81%

	ALLIANZ NACM HIGH YIELD BOND A	EDWARD D JONES & CO CUST FBO TERESA A KNIGHT IRA 19430 S MALLOY PRAIRIE RD CHENEY WA 99004-7965	$1,844.76	7.28%

	Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
	Administrative Class
a	ALLIANZ NACM HIGH YIELD BOND ADMIN	ALLIANZ GLOBAL INVESTORS OF AMERICA LP ATTN: DONNA THOMPSON 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	$10,088.44	100.00%
	Class C
a,b	ALLIANZ NACM HIGH YIELD BOND C	LPL FINANCIAL SERVICES TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	$10,466.15	37.67%

a	ALLIANZ NACM HIGH YIELD BOND C	ALLIANZ GLOBAL INVESTORS ATTN VINH NGUYEN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	$10,065.52	36.23%

a,b	ALLIANZ NACM HIGH YIELD BOND C	LPL FINANCIAL TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	$7,254.26	26.11%
	Class D
a	ALLIANZ NACM HIGH YIELD BOND D	ALLIANZ GLOBAL INVESTORS ATTN VINH NGUYEN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	$10,088.10	79.89%

	ALLIANZ NACM HIGH YIELD BOND D	NFS LLC FEBO FMTC TTEEDELTA PILOTS PLAN FBO JULIE A VENABLE 261 WARWICK PL CASTLE ROCK CO 80108-8823	$2,538.64	20.11%
	Class P
a	ALLIANZ NACM HIGH YIELD BOND P	ALLIANZ GLOBAL INVESTORS OF AMERICA LP ATTN: DONNA THOMPSON 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	$10,091.59	100.00%
	Class R
a	ALLIANZ NACM HIGH YIELD BOND FUND R	ALLIANZ GLOBAL INVESTORS ATTN VINH NGUYEN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	$10,080.04	100.00%
	Institutional Class
a,b	ALLIANZ NACM HIGH YIELD BOND INSTL	NATIONAL FINANCIAL SERVICES FOR EXCLUSIVE BEN OF OUR CUSTOMERS ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	$35,675,848.70	51.00%

	Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
	ALLIANZ NACM HIGH YIELD BOND INSTL	STATE STREET BANK & TRUST FBO BINGHAM MCCUTCHEN LLP PARTNER RE 200 NEWPORT AVE N QUINCY MA 02171-2102	$5,341,099.21	7.64%

	ALLIANZ NACM HIGH YIELD BOND INSTL	M J MURDOCK CHARITABLE TRUST PO BOX 1618 VANCOUVER WA 98668-1618	$4,608,836.57	6.59%

	ALLIANZ NACM HIGH YIELD BOND INSTL	KEY BANK NA FBO VIA HEALTH MIT DOM PO BOX 94871 CLEVELAND OH 44101-4871	$3,899,066.78	5.57%
	Allianz NACM International Growth Fund
	Class A
	ALLIANZ NACM INERNATIONAL GROWTH A	RAYMOND JAMES & ASSOC INC CSDN FBO DIANA J TAYLOR SEP IRA 825 HILLWOOD AVE FRANKFORT KY 40601-2458253	$22,191.14	13.19%

b	ALLIANZ NACM INERNATIONAL GROWTH A	LPL FINANCIAL A/C TOWNE CENTRE DR SAN DIEGO CA 92121-1968	$20,387.86	12.12%

	ALLIANZ NACM INERNATIONAL GROWTH A	CROWELL WEEDON & CO DCG&T TTEE ONE WILSHIRE BUILDING 624 SOUTH GRAND AVENUE LOS ANGELES CA 90017-3335	$18,718.32	11.12%

	ALLIANZ NACM INERNATIONAL GROWTH A	JOERN KLEINHANS 201 16TH ST APT 3 HUNTINGTN BCH CA 92648-8413	$14,726.34	8.75%

b	ALLIANZ NACM INERNATIONAL GROWTH A	PERSHING LLC P. O. BOX 2052 JERSEY CITY NJ 07303-2052	$13,805.03	8.20%

	ALLIANZ NACM INERNATIONAL GROWTH A	ALLIANZ GLOBAL INVESTORS ATTN VINH NGUYEN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	$13,085.51	7.78%

b	ALLIANZ NACM INERNATIONAL GROWTH A	PERSHING LLC P. O. BOX 2052 JERSEY CITY NJ 07303-2052	$12,884.69	7.66%

b	ALLIANZ NACM INERNATIONAL GROWTH A	PERSHING LLC P. O. BOX 2052 JERSEY CITY NJ 07303-2052	$9,207.85	5.47%

	Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
	Class C
a	ALLIANZ NACM INTERNATIONAL GROWTH C	RBC CAPITAL MARKETS CORP FBO HORST BECKER TTEE AMER FRICTION TECHNOLOGIES LTD PSP U/A DTD 01/01/1997 9300 MIDWEST AVE GARFIELD HGTS OH 44125-2418	$49,132.85	41.72%

	ALLIANZ NACM INTERNATIONAL GROWTH C	THOMAS F SEGALLA & MARY L SEGALLA JT WROS 25 WESTFIELD RD BUFFALO NY 14226-3492	$18,435.52	15.65%

	ALLIANZ NACM INTERNATIONAL GROWTH C	ALLIANZ GLOBAL INVESTORS ATTN VINH NGUYEN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	$12,970.95	11.01%

	ALLIANZ NACM INTERNATIONAL GROWTH C	LPL FINANCIAL TOWNE CENTRE DR SAN DIEGO CA 92121-1968	$11,976.69	10.17%

	ALLIANZ NACM INTERNATIONAL GROWTH C	SSB&T CUST SIMPLE IRA FOOD SUPPLY INC FBO MICHAEL S BRADSHAW 273 CONE RD ORMOND BEACH FL 32174-7918	$8,383.84	7.12%
	Class D
a	ALLIANZ NACM INTERNATIONAL GROWTH D	ALLIANZ GLOBAL INVESTORS ATTN VINH NGUYEN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	$13,099.67	52.53%

	ALLIANZ NACM INTERNATIONAL GROWTH D	SCOTTRADE INC FBO WILLIAM A LESLIE JR P O BOX 31759 ST LOUIS MO 63131-0759	$3,600.14	14.44%

	ALLIANZ NACM INTERNATIONAL GROWTH D	SCOTTRADE INC FBO JEFFREY ALLEN P O BOX 31759 ST LOUIS MO 63131-0759	$2,589.47	10.38%

	ALLIANZ NACM INTERNATIONAL GROWTH D	SCOTTRADE INC FBO JAMES N LANG P O BOX 31759 ST LOUIS MO 63131-0759	$2,546.30	10.21%
	Institutional Class
a	ALLIANZ NACM INTERNATIONAL GROWTH I	TEXAS HEALTH RESOURCES ATTN SANDY REEVES 612 E LAMAR BLVD E 11TH FL ARLINGTON TX 76011-4121	$62,977,608.07	71.08%

	Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
b	ALLIANZ NACM INTERNATIONAL GROWTH I	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND DEPT 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	$16,634,466.07	18.77%
	Class P
a	ALLIANZ NACM INTERNATIONAL GROWTH P	ALLIANZ GLOBAL INVESTORS OF AMERICA LP ATTN: DONNA THOMPSON 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	$13,150.78	100.00%
	Class R
a	ALLIANZ NACM INTERNATIONAL GROWTH R	ALLIANZ GLOBAL INVESTORS ATTN VINH NGUYEN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	$13,035.26	100.00%
	Allianz NACM International Growth Opportunities Fund
	Class A
a	ALLIANZ NACM INTL GWTH OPPORTUNITIES A	ALLIANZ GLOBAL INVESTORS ATTN VINH NGUYEN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	$9,367.49	100.00%
	Administrative Class
a	ALLIANZ NACM INTL GROWTH OPPORT ADMIN	ALLIANZ GLOBAL INVESTORS OF AMERICA LP ATTN: DONNA THOMPSON 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	$9,367.49	100.00%
	Class C
a	ALLIANZ NACM INTL GWTH OPPORTUNITIES C	ALLIANZ GLOBAL INVESTORS ATTN VINH NGUYEN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	$9,349.83	100.00%
	Class D
a	ALLIANZ NACM INTL GWTH OPPORTUNITIES D	NFS LLC FEBOFMTC TTEE DUKE ENERGY RSP FBO KENNETH W WILKES 5787 E COUNTY ROAD 150 NAVON IN 46123-8633	$11,371.78	54.82%

a	ALLIANZ NACM INTL GWTH OPPORTUNITIES D	ALLIANZ GLOBAL INVESTORS ATTN VINH NGUYEN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	$9,371.03	45.18%

	Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
	Institutional Class
a	ALLIANZ NACM INTL GROWTH OPPORTUNITIES INSTL	PLYMOUTH COUNTY RETIREMENT ASSOCIAT 10 CORDAGE PARK CIR STE 234 PLYMOUTH MA 02360-7907	$25,025,232.34	41.57%

b	ALLIANZ NACM INTL GROWTH OPPORTUNITIES INSTL	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	$13,707,037.42	22.77%

	ALLIANZ NACM INTL GROWTH OPPORTUNITIES INSTL	ALLIANZ FUNDS MULTI-STRATEGY TRUST ON BEHALF OF ALLIANZ GLOBAL INV SOL CORE ALLOCATION FUND AGI SOLUTIONS ATTN STEPHEN SEXAUER 600 W BROADWAY SAN DIEGO CA 92101-3311	$10,174,019.72	16.90%

	ALLIANZ NACM INTL GROWTH OPPORTUNITIES INSTL	CAPINCO U/A/D 01/01/00 C/O FIRSTAR TRUST PO BOX 1787 MILWAUKEE WI 53201-1787	$6,659,749.35	11.06%

	ALLIANZ NACM INTL GROWTH OPPORTUNITIES INSTL	TAYNIK & CO C/O INVESTORS BANK & TRUST 200 CLARENDON ST FCG 124 BOSTON MA 02116-5021	$3,024,080.10	5.02%
	Class P
a,b	ALLIANZ NACM INTL GROWTH OPPORTUNITIES P	NATIONAL FINANCIAL SERVICES FOR EXCLUSIVE BENEFIT OF OUR CUSTOM ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	$23,451,939.76	44.74%

b	ALLIANZ NACM INTL GROWTH OPPORTUNITIES P	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	$11,058,733.27	21.10%

	ALLIANZ NACM INTL GROWTH OPPORTUNITIES P	MERCER TRUST COMPANY TTEE FBO HD SUPPLY 401 K RET PLAN 1 INVESTORS WAY NORWOOD MA 02062-1599	$5,663,867.25	10.81%

	Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
	Class R
a	ALLIANZ NACM INTL GROWTH OPPORTUNITIES R	ALLIANZ GLOBAL INVESTORS ATTN VINH NGUYEN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	$9,363.96	100.00%
	Allianz NACM Micro-Cap Fund
	Institutional Class
a	ALLIANZ NACM MICRO CAP FUND INSTL	NORTHERN TRUST CO CUST LYNDE & HARRY BRADLEY FDN PO BOX 92956 CHICAGO IL	$21,711,094.08	42.65%

a,b	ALLIANZ NACM MICRO CAP FUND INSTL	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	$12,727,383.68	25.00%

	ALLIANZ NACM MICRO CAP FUND INSTL	NATIONAL FINANCIAL SERVICES FOR EXCLUSIVE BENEFIT OF OUR CUSTOM ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	$6,417,291.43	12.61%

	ALLIANZ NACM MICRO CAP FUND INSTL	M J MURDOCK CHARITABLE TRUST PO BOX 1618 VANCOUVER WA 98668-1618	$3,218,058.93	6.32%

	ALLIANZ NACM MICRO CAP FUND INSTL	MERCER TRUST COMPANY TTEE FBO HD SUPPLY 401 K RETIREMENT PLAN 1 INVESTORS WAY NORWOOD MA 02062-1599	$2,662,432.83	5.23%
	Allianz NACM Small to Mid Cap Growth Fund
	Institutional Class
a	ALLIANZ NACM SMALL TO MID CAP GROWTH I	ALLIANZ GLOBAL INVESTORS OF AMERICA ATTN VINH T NGUYEN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	$2,021,747.58	86.38%

	ALLIANZ NACM SMALL TO MID CAP GROWTH I	GORDON A EBANKS 39 E 19TH ST NEW YORK NY 10003-1333	$263,093.99	11.24%

	Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
	Allianz NACM Ultra Micro Cap Fund
	Institutional Class
a,b	ALLIANZ NACM ULTRA MICRO CAP INSTL	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	$2,601,072.95	77.15%

	ALLIANZ NACM ULTRA MICRO CAP INSTL	JOHN C MCCRAW 8560 AVENIDA DE LAS ONDAS LA JOLLA CA 92037-3027	$311,400.00	9.24%

	ALLIANZ NACM ULTRA MICRO CAP INSTL	LESLIE G MCCRAW JR TRSTE MARY EARLE BROWN MCCRAW TRSTE L & M MCCRAW LIVING TRUST U/A DTD 7-24-90 100 CHAPMAN PL GREENVILLE SC 29605-3100	$274,135.13	8.13%
	Allianz NFJ Global Dividend Value Fund
	Class A
	ALLIANZ NFJ GLOBAL DIVIDED VALUE A	DINA GHEN 1600 ARCH ST APT 1809 PHILADELPHIA PA 19103-2026	$95,763.80	11.60%

b	ALLIANZ NFJ GLOBAL DIVIDED VALUE A	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	$61,282.37	7.42%

	ALLIANZ NFJ GLOBAL DIVIDED VALUE A	AMERICAN ENTERPRISE INVESTMENT SVC FBO PO BOX 9446 MINNEAPOLIS MN 55440-9446	$54,460.87	6.60%

b	ALLIANZ NFJ GLOBAL DIVIDED VALUE A	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	$49,469.90	5.99%

	ALLIANZ NFJ GLOBAL DIVIDED VALUE A	RAYMOND JAMES & ASSOC INC FBO DONALD FAUBION & EARLENE FAUBION 926 ASHFORD DR SAN ANGELO TX 76901-5339269	$41,683.98	5.05%
	Class C
	ALLIANZ NFJ GLOBAL DIVIDEND VALUE C	NFS LLC FEBO NFS/FMTC R/O IRA FBO TIMOTHY HANN 335 ORE MINE HILL RD SCOTTDALE PA 15683-2433	$81,225.42	17.40%

	ALLIANZ NFJ GLOBAL DIVIDEND VALUE C	MORGAN KEEGAN & COMPANY, INC. FBO NORTH FRONT STREET MEMPHIS TN 38103-2126	$57,924.13	12.41%

	Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
b	ALLIANZ NFJ GLOBAL DIVIDEND VALUE C	CITIGROUP GLOBAL MARKETS, INC ATTN CINDY TEMPESTA 7TH FL 333 WEST 34TH ST NEW YORK NY 10001-2402	$45,584.99	9.76%

	ALLIANZ NFJ GLOBAL DIVIDEND VALUE C	AMERICAN ENTERPRISE INVESTMENT SVC FBO PO BOX 9446 MINNEAPOLIS MN 55440-9446	$32,172.52	6.89%

b	ALLIANZ NFJ GLOBAL DIVIDEND VALUE C	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	$30,587.44	6.55%

	ALLIANZ NFJ GLOBAL DIVIDEND VALUE C	RAYMOND JAMES & ASSOC INC FBO ALBERTA D LUCAS 1300 JOHNSON DR ROCKAWAY NJ 07866-5905	$25,936.83	5.56%
	Class D
b	ALLIANZ NFJ GLOBAL DIVIDEND VALUE D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	$29,898.91	17.76%

	ALLIANZ NFJ GLOBAL DIVIDEND VALUE D	SCOTTRADE INC FBO EDWIN K LEE P O BOX 31759 ST LOUIS MO 63131-0759	$22,997.21	13.66%

	ALLIANZ NFJ GLOBAL DIVIDEND VALUE D	SCOTTRADE INC FBO RICHARD PHILIP LODER IRA P O BOX 31759 ST LOUIS MO 63131-0759	$19,447.60	11.55%

	ALLIANZ NFJ GLOBAL DIVIDEND VALUE D	NFS LLC FEBO FMT CO CUST R/O IRA FBO JOHN HARRISON SLOAN 11931 GREENFIELD RD ZIONSVILLE IN 46077-9319	$19,010.52	11.29%

	ALLIANZ NFJ GLOBAL DIVIDEND VALUE D	NFS LLC FEBOFMT CO CUST R/O IRA FBO NANCY ELLEN MARSHALL 11931 GREENFIELD RD ZIONSVILLE IN 46077-9319	$14,792.94	8.79%

b	ALLIANZ NFJ GLOBAL DIVIDEND VALUE D	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	$14,143.78	8.40%

b	ALLIANZ NFJ GLOBAL DIVIDEND VALUE D	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	$13,798.32	8.20%

	Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
	ALLIANZ NFJ GLOBAL DIVIDEND VALUE D	ALLIANZ GLOBAL INVESTORS ATTN VINH NGUYEN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	$11,755.26	6.98%
	Institutional Class
a	ALLIANZ NFJ GLOBAL DIVIDEND VALUE I	ALLIANZ FUNDS MULTI-STRATEGY TRUST ON BEHALF OF ALLIANZ GLOBAL INV SOL CORE ALLOCATION FUND AGI SOLUTIONS ATTN STEPHEN SEXAUER 600 W BROADWAY SAN DIEGO CA 92101-3311	$7,912,261.15	63.94%

	ALLIANZ NFJ GLOBAL DIVIDEND VALUE I	ALLIANZ GLOBAL INVESTORS OF AMERICA LP ATTN: DONNA THOMPSON 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	$2,900,524.67	23.44%
	Class P
a	ALLIANZ NFJ GLOBAL DIVIDEND VALUE P	ALLIANZ GLOBAL INVESTORS OF AMERICA LP ATTN: DONNA THOMPSON 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	$11,777.54	100.00%
	Allianz RCM All Horizons Fund
	Class A
b	ALLIANZ RCM ALL HORIZONS A	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	$47,535.01	20.54%

b	ALLIANZ RCM ALL HORIZONS A	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	$31,240.34	13.50%

b	ALLIANZ RCM ALL HORIZONS A	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	$17,112.80	7.40%

	ALLIANZ RCM ALL HORIZONS A	SSB&T CUST ROLLOVER IRA FBO BETH A ASHMAN 1 READING AVE SHILLINGTON PA 19607-1924	$15,713.05	6.79%

	ALLIANZ RCM ALL HORIZONS A	SSB&T CUST ROLLOVER IRA FBO BARBARA A WOLFE 1614 GREGG AVE READING PA 19607-1504	$11,921.06	5.15%
	Class C
	ALLIANZ RCM ALL HORIZONS C	SSB&T CUST IRA FBO TODD A EVANS 4506 CARDINAL BROOK WAY KINGWOOD TX 77345-2324	$11,421.44	11.39%

	Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
	ALLIANZ RCM ALL HORIZONS C	SSB&T CUST ROLLOVER IRA FBO STEPHANIE HOWE 914 PACKER ST APT 2 KEY WEST FL 33040-6435	$9,044.23	9.02%

	ALLIANZ RCM ALL HORIZONS C	ALLIANZ GLOBAL INVESTORS ATTN VINH NGUYEN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	$7,634.72	7.61%

	ALLIANZ RCM ALL HORIZONS C	SSB&T CUST ROLLOVER IRA FBO DAVID S MOORMAN 10 WEAVER RD SINKING SPG PA 19608-9308	$6,517.56	6.50%
	Class D
a	ALLIANZ RCM ALL HORIZONS D	ALLIANZ GLOBAL INVESTORS ATTN VINH NGUYEN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	$7,761.22	100.00%
	Institutional Class
a	ALLIANZ RCM ALL HORIZONS INSTL	ALLIANZ GLOBAL INVESTORS OF AMERICA LP ATTN: DONNA THOMPSON 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	$1,564,650.59	97.74%
	Class P
a	ALLIANZ RCM ALL HORIZONS P	ALLIANZ GLOBAL INVESTORS OF AMERICA LP ATTN: DONNA THOMPSON 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	$7,802.26	100.00%
	Allianz RCM China Equity Fund
	Class A
a	ALLIANZ RCM CHINA EQUITY FUND CLASS A	ALLIANZ GLOBAL INVESTORS ATTN VINH NGUYEN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	$10,473.34	81.02%

	ALLIANZ RCM CHINA EQUITY FUND CLASS A	SSB&T CUST 403B WOODLAND HILLS SCHOOL DISTRICT FBO MARCIA ANN MURELLO 2757 COLUMBIA AVE PITTSBURGH PA 15221-4551	$2,453.15	18.98%
	Class C
a	ALLIANZ RCM CHINA EQUITY FUND CLASS C	ALLIANZ GLOBAL INVESTORS ATTN VINH NGUYEN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	$10,466.67	100.00%
	Class D
a	ALLIANZ RCM CHINA EQUITY FUND CLASS D	ALLIANZ GLOBAL INVESTORS ATTN VINH NGUYEN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	$10,473.34	100.00%

	Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
	Class P
a	ALLIANZ RCM CHINA EQUITY FUND CLASS P	ALLIANZ GLOBAL INVESTORS OF AMERICA LP ATTN: DONNA THOMPSON 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	$10,480.01	100.00%
	Institutional Class
a	ALLIANZ RCM CHINA EQUITY FUND INSTL	ALLIANZ GLOBAL INVESTORS OF AMERICA LP ATTN: DONNA THOMPSON 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	$3,102,079.99	100.00%
	Allianz RCM Disciplined Equity Fund
	Class A
	ALLIANZ RCM DISCIPLINED EQUITY A	MLPF&S FOR THE SOLE BENEFITOF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	$258,291.03	22.44%

	ALLIANZ RCM DISCIPLINED EQUITY A	WELLS FARGO BANK NA FBO OMNIBUS ACCT REINV/REINV PO BOX 1533 MINNEAPOLIS MN 55479-1533	$122,237.62	10.62%
	Class C
	ALLIANZ RCM DISCIPLINED EQUITY C	SSB&T CUST IRA FBO KAREN A SWEET 7 BONAD RD STONEHAM MA 02180-2204	$38,319.44	5.98%
	Class D
	ALLIANZ RCM DISCIPLINED EQUITY D	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF CUSTOMER ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY ST1 WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	$279,558.88	80.96%

	ALLIANZ RCM DISCIPLINED EQUITY D	TD AMERITRADE PO BOX 2226 OMAHA NE 68103-2226	$42,878.16	12.42%
	Institutional Class
	ALLIANZ RCM DISCIPLINED EQUITY INSTL	ALLIANZ FUNDS MULTI-STRATEGY TRUST ON BEHALF OF ALLIANZ GLOBAL INV SOL CORE ALLOCATION FUND AGI SOLUTIONS ATTN STEPHEN SEXAUER 600 W BROADWAY SAN DIEGO CA 92101-3311	$7,796,890.27	53.07%

Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
ALLIANZ RCM DISCIPLINED EQUITY INSTL	ALLIANZ GLOBAL INVESTORS OF AMERICA LP ATTN: DONNA THOMPSON 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	$2,897,622.02	19.72%

ALLIANZ RCM DISCIPLINED EQUITY INSTL	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	$1,506,203.70	10.25%
Class P
ALLIANZ RCM DISCIPLINED EQUITY P	ALLIANZ GLOBAL INVESTORS OF AMERICA LP ATTN: DONNA THOMPSON 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	$9,644.64	100.00%
Allianz RCM Global Ecotrends Fund
Class A
ALLIANZ RCM GLOBAL ECOTRENDS A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	$34,256,349.65	56.66%

ALLIANZ RCM GLOBAL ECOTRENDS A	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	$3,712,104.95	6.14%
Class C
ALLIANZ RCM GLOBAL ECOTRENDS C	MLPF&S FOR THE SOLE BENEFITOF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	$2,669,201.19	37.58%

ALLIANZ RCM GLOBAL ECOTRENDS C	UBS WM USA OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	$370,413.97	5.21%

ALLIANZ RCM GLOBAL ECOTRENDS C	CITIGROUP GLOBAL MARKETS INC ATTN CINDY TEMPESTA 7TH FL 333 WEST 34TH ST NEW YORK NY 10001-2402	$365,322.07	5.14%
Class D
ALLIANZ RCM GLOBAL ECOTRENDS D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	$77,173.14	16.94%

Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
ALLIANZ RCM GLOBAL ECOTRENDS D	NFS LLC FEBO JULIA K FERGANCHIC TTEE JULIA K FERGANCHICK REVOC TRU/A 2/28/01 2530 N AVENIDA SAN VALLE TUCSON AZ 85715-3403	$55,352.29	12.15%

ALLIANZ RCM GLOBAL ECOTRENDS D	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	$46,065.34	10.11%

ALLIANZ RCM GLOBAL ECOTRENDS D	NFS LLC FEBO VICTORIA HERBERT 81 IRVING PLACE APT 7C-D NEW YORK NY 10003-2208	$42,578.67	9.35%

ALLIANZ RCM GLOBAL ECOTRENDS D	AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	$42,405.20	9.31%
Institutional Class
ALLIANZ RCM GLOBAL ECOTRENDS INSTL	STATE STREET BANK & TRUST CO CUST CONNIE L GORDON ROTH CONV 129 RIO VISTA CIR DURANGO CO 81301-4379	$9,053.62	27.66%

ALLIANZ RCM GLOBAL ECOTRENDS INSTL	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	$8,595.01	26.26%

ALLIANZ RCM GLOBAL ECOTRENDS INSTL	ALLIANZ GLOBAL INVESTORS OF AMERICA LP ATTN: DONNA THOMPSON 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	$5,774.46	17.64%

ALLIANZ RCM GLOBAL ECOTRENDS INSTL	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER 200 LIBERTY ST NEW YORK NY 10281-1003	$4,732.60	14.46%

ALLIANZ RCM GLOBAL ECOTRENDS INSTL	MITRA & CO FBO NJC/O M & I TRUST CO NA ATTN MF11270 W PARK PL STE 400 MILWAUKEE WI 53224-3638	$4,579.07	13.99%
Class P
ALLIANZ RCM GLOBAL ECOTRENDS P	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	$6,243,478.13	76.42%

Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
ALLIANZ RCM GLOBAL ECOTRENDS P	SALOMON SMITH BARNEY 700 RED BROOK BLVD OWINGS MILLS MD 21117-5184	$1,762,710.84	21.58%
Allianz RCM Global Water Fund
Class A
ALLIANZ RCM GLOBAL WATER A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	$12,977,215.25	62.71%

ALLIANZ RCM GLOBAL WATER A	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	$1,158,651.93	5.60%
Class C
ALLIANZ RCM GLOBAL WATER C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	$14,142,246.65	71.92%

ALLIANZ RCM GLOBAL WATER C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	$1,748,883.91	8.89%
Class D
ALLIANZ RCM GLOBAL WATER D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	$315,766.32	44.30%

ALLIANZ RCM GLOBAL WATER D	NFS LLC FEBO FMT CO CUST R/O IRA FBO SUSAN L SMITH 60 W TERRA COTTA AVE STE B CRYSTAL LAKE IL 60014-3548	$47,503.39	6.66%
Institutional Class
ALLIANZ RCM GLOBAL WATER INSTL	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER 200 LIBERTY ST NEW YORK NY 10281-1003	$669,049.48	88.71%

ALLIANZ RCM GLOBAL WATER INSTL	LPL FBO LPL CUSTOMERS ATTN: MUTUAL FUND OPERATIONS 1 BEACON ST FL 22 BOSTON MA 02108-3106	$71,379.33	9.46%

Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
Class P
ALLIANZ RCM GLOBAL WATER P	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	$8,839,988.63	90.79%

ALLIANZ RCM GLOBAL WATER P	CITIGROUP GLOBAL MARKETS INC HOUSE ACCOUNT 700 RED BROOK BLVD OWINGS MILLS MD 21117-5184	$513,717.96	5.28%
Allianz RCM International Opportunities Fund
Class A
ALLIANZ RCM INTERNTL OPPORTUNITIES A	ALLIANZ GLOBAL INVESTORS ATTN VINH NGUYEN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	$7,701.32	43.88%

ALLIANZ RCM INTERNTL OPPORTUNITIES A	EDWARD D JONES & CO CUSTODIAN FBO CATHERINE M GARRISON IRA 1177 WOODFORD LN GARDNERVILLE NV 89460-9616	$4,577.84	26.08%

ALLIANZ RCM INTERNTL OPPORTUNITIES A	SSB&T CUST ROTH IRA FBO ANTHONY TIERNO 926 DOUGLAS DR PITTSBURGH PA 15239-2272	$2,159.86	12.31%

ALLIANZ RCM INTERNTL OPPORTUNITIES A	MICHAEL B COOLICAN 2214 STATE ROUTE 414 WATKINS GLEN NY 14891-9518	$1,622.49	9.24%

ALLIANZ RCM INTERNTL OPPORTUNITIES A	SSB&T CUST ROTH IRA FBO DEBORAH K MARTIN 2131 S ZEPHYR ST LAKEWOOD CO 80227-3067	$1,488.79	8.48%
Class C
ALLIANZ RCM INTERNTL OPPORTUNITIES C	RAYMOND JAMES & ASSOC INC CSDN FBO MICHAEL T OBERDICK IRA MENLO PARK TERRACE 152 ETHEL ST METUCHEN NJ 08840-2944524	$9,666.11	28.92%
ALLIANZ RCM INTERNTL OPPORTUNITIES C	ALLIANZ GLOBAL INVESTORS ATTN VINH NGUYEN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	$7,587.20	22.70%

ALLIANZ RCM INTERNTL OPPORTUNITIES C	STIFEL NICOLAUS & CO INC A/C ALAN E SUESKIND AND 501 NORTH BROADWAY ST LOUIS MO 63102-2131	$6,174.57	18.48%

Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
ALLIANZ RCM INTERNTL OPPORTUNITIES C	SSB&T CUST ROLLOVER IRA FBO SARAH L WEILER 3919 E 104TH ST KANSAS CITY MO 64137-1512	$4,437.90	13.28%

ALLIANZ RCM INTERNTL OPPORTUNITIES C	SSB&T CUST SIMPLE IRA MARTIN S SPILLER DMD FBO JEAN T PELLETIER 182 NASHUA RD PEPPERELL MA 01463-1447	$2,844.82	8.51%

ALLIANZ RCM INTERNTL OPPORTUNITIES C	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	$2,364.53	7.07%
Class D
ALLIANZ RCM INTERNTL OPPORTUNITIES D	ALLIANZ GLOBAL INVESTORS ATTN VINH NGUYEN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	$7,701.83	73.68%

ALLIANZ RCM INTERNTL OPPORTUNITIES D	TD AMERITRADE FBO PO BOX 2226 OMAHA NE 68103-2226	$1,842.97	17.63%

ALLIANZ RCM INTERNTL OPPORTUNITIES D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	$907.66	8.68%
International Class
ALLIANZ RCM INTERNTL OPPORTUNITIES I	ALLIANZ FUNDS MULTI-STRATEGY TRUST ON BEHALF OF ALLIANZ GLOBAL INV SOL CORE ALLOCATION FUND AGI SOLUTIONS ATTN STEPHEN SEXAUER 600 W BROADWAY SAN DIEGO CA 92101-3311	$7,528,822.24	63.48%

ALLIANZ RCM INTERNTL OPPORTUNITIES I	ALLIANZ GLOBAL INVESTORS OF AMERICA LP ATTN: DONNA THOMPSON 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	$3,100,832.97	26.14%
Class P
ALLIANZ RCM INTERNTL OPPORTUNITIES P	ALLIANZ GLOBAL INVESTORS OF AMERICA LP ATTN: DONNA THOMPSON 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	$7,739.16	100.00%

P.O. BOX 9112 FARMINGDALE, NY 11735	To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website.

To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions.

To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

<xxxxx>1                                  KEEP THIS PORTION FOR YOUR RECORDS

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

ALLIANZ FUNDS MULTI-STRATEGY TRUST DYNAMIC CALLING -POSITION C - EFN LINE 1
		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. ________________________________________
I.	Elect a Board of Trustees
	Nominees:	☐	☐	☐
01)	Paul Belica
02)	James A. Jacobson
03)	Hans W. Kertess
04)	William B. Ogden, IV
05)	Alan Rappaport
06)	John C. Maney
07)	Bradford K. Gallagher

II.	To vote and otherwise represent the undersigned on any other business that may properly come before the Meeting or any adjournments or postponements thereof, in the discretion of the proxy holder(s).

YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN, DATE AND RETURN YOUR PROXY TODAY.

NOTE: Please sign exactly as your name appears on this card. All joint owners should sign. When signing as executor, administrator, attorney, Trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in a full corporate name and indicate the signer’s office. If a partner, sign in the partnership name.

Signature [PLEASE SIGN WITHIN BOX]		Date			Signature (Joint Owners)	Date

  Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement and Annual Report are available at www.proxyvote.com.

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<xxxxx>2

PROXY CARD

ALLIANZ FUNDS MULTI-STRATEGY TRUST

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST

FOR A SPECIAL MEETING OF SHAREHOLDERS - SEPTEMBER 14, 2010

The undersigned holder of shares of Allianz Funds Multi-Strategy Trust (the “Trust” and the “Funds”), hereby appoints Lawrence G. Altadonna, Thomas J. Fuccillo and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend a Special Meeting of Shareholders of the Funds (the “Special Meeting”) to be held at 11:30 a.m., Eastern Time, September 14, 2010 at the offices of Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, between West 54th and West 55th Streets, 49th Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Special Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Special Meeting.

The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of the Commonwealth of Massachusetts and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto.

The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement dated July 30, 2010.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED HEREOF. THE PROXY HOLDER(S) WILL VOTE ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF IN ACCORDANCE WITH THEIR BEST JUDGMENT. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE REGARDING THE APPROVAL OF THE PROPOSAL BELOW, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL. THIS PROXY WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND APPLICABLE FEDERAL SECURITIES LAWS.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.